As filed with the Securities and Exchange Commission on April 29, 2011
Registration Nos. 33-12791
811-05069

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. 33 ☑
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 34 ☑

EquiTrust Variable Insurance Series Fund
(Exact Name of Registrant as Specified in Charter)

5400 University Avenue
West Des Moines, Iowa 50266
(515) 225-5586
(Address and Telephone Number of Principal Executive Offices) (Zip Code)

David A. McNeill, Esquire
5400 University Avenue
West Des Moines, Iowa 50266
(Name and Address of Agent for Service)

Copy to:
James A. Arpaia, Esquire
Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

It is proposed that this filing become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2011 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of Rule 485

☐	75 days after filing pursuant to paragraph (a) (2) of Rule 485

☐	on (date) pursuant to paragraph (a) (2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EquiTrust Variable Insurance Series Fund

MONEY MARKET PORTFOLIO
HIGH GRADE BOND PORTFOLIO
STRATEGIC YIELD PORTFOLIO
MANAGED PORTFOLIO
VALUE GROWTH PORTFOLIO
BLUE CHIP PORTFOLIO

PROSPECTUS

May 1, 2011

Initial Class Shares
Service Class Shares

EquiTrust Variable Insurance Series Fund (the “Fund”) is an open-end diversified management investment company consisting of six portfolios (the “Portfolio(s)”). Shares of each Portfolio are offered exclusively to certain registered separate accounts of Farm Bureau Life Insurance Company and other affiliated and non-affiliated companies as funding vehicles for certain variable annuity and variable life insurance contracts issued by Farm Bureau Life Insurance Company and other affiliated and non-affiliated companies and are not offered directly to the public.

The Securities and Exchange Commission has not approved or disapproved shares of the Fund or determined if this Prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

EquitTrust Mutual Funds
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

Money Market Portfolio
Investment Objective

The Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio intends to maintain a stable value of $1.00 per share.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If these fees and charges were reflected, your expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

	Initial Class	Service Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.23%	0.23%

Total Annual Fund Operating Expenses	0.48%	0.73%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated. It also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$49	$154	$269	$604
Service Class	$75	$233	$406	$906

The expense figures in the example do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If such fees and charges were reflected, the expense figures shown would be higher.

Principal Investment Strategies

This Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 97% of the Portfolio’s assets must be rated in the highest short-term category by a nationally recognized statistical rating organization (“NRSRO”) (e.g., P-1 by Moody’s Investors Services, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Corporation (“S&P”)) (or its unrated equivalent), and 100% of the Portfolio’s assets must be invested in securities rated in the two highest rating categories by an NRSRO (P-1/P-2 by Moody’s or A-1/A-2 by S&P). The Portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less.

Principal Risks

As with any money market fund, the Portfolio is subject to interest rate risk. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates; therefore, the yield paid by the Portfolio will vary with changes in interest rates and there is a possibility that the Portfolio’s share value could fall below $1.00, which could reduce the value of your investment. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Portfolio Performance

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years. Service Class Shares did not commence operations until June 1, 2008.

Annual Returns
(Initial Class Shares)
Calendar Years

Best Quarter:	1Q/01	1.26%

Worst Quarter:	4Q/09	0.02%

The following table also provides some indication of the risks of investing in the Portfolio by comparing the average annual total returns of the Money Market Portfolio to those of a broad-based securities market index over the periods shown.

Average Annual Total Return	One Year	Five Years	Ten Years	Since Inception*
(for periods ended December 31, 2010)

Money Market Portfolio (Initial Class Shares)	0.12%	2.24%	1.96%	NA
Money Market Portfolio (Service Class Shares)	0.12%	NA	NA	0.36%
0-3 Month T-Bill Index (does not reflect any fees, expenses or taxes)	0.13%	2.30%	2.26%	0.43%

*	Since Inception performance is only provided for a share class with less than ten calendar years of performance. Since Inception figures for the Service Class Shares are from June 1, 2008, the commencement date of the share class.

The performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies that invest in the Portfolio. If these fees and charges had been reflected, the performance shown would have been less favorable.

Please remember that past performance is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table. Updated performance information can be obtained by calling 1-877-860-2904.

MANAGEMENT

Investment Adviser

EquiTrust Investment Management Services, Inc.

Portfolio Manager

Laura K. Beebe
Securities Vice President
Portfolio Manager for the Portfolio since 2011; Ms. Beebe previously served as portfolio manager from 1988-2006.

TAX INFORMATION

The Portfolio intends to make distributions; however, owners of variable life insurance policies and variable annuity contracts who are indirectly invested in the Portfolio are not expected to be subject to tax on Portfolio distributions. You should refer to the prospectus for your policy or contract for tax information regarding those products.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

High Grade Bond Portfolio
Investment Objective

The Portfolio seeks to generate as high a level of current income as is consistent with investment in a diversified portfolio of high grade income-bearing debt securities.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If these fees and charges were reflected, your expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

	Initial Class	Service Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.15%	0.15%

Total Annual Fund Operating Expenses	0.45%	0.70%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated. It also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$46	$144	$252	$567
Service Class	$72	$224	$390	$871

The expense figures in the example do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If such fees and charges were reflected, the expense figures shown would be higher.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

How does this Portfolio pursue its objective?

To keep current income relatively stable and to limit share price volatility, under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high grade bonds. (The Portfolio’s 80% policy may be changed without a shareholder vote; however, the Portfolio will provide shareholders 60 days’ notice prior to any such change.) The Portfolio intends to maintain an intermediate (typically 2-7 years) average portfolio duration. High grade bonds are debt securities rated, at the time of purchase, in the three highest rating categories by an NRSRO (e.g., A or higher by either Moody’s or S&P) or unrated securities that EquiTrust Investment Management Services, Inc. (the “Adviser”) determines are of comparable quality.

The Portfolio may invest in a broad range of debt securities of domestic corporate and government issuers. The corporate securities in which the Portfolio may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage-backed securities, capital securities and other collateralized or asset-backed securities, as well as “junk” bonds. (Junk bonds are those rated, at the time of purchase, below the fourth credit grade by an NRSRO (e.g., Ba/BB or below by Moody’s/S&P) or unrated securities that the Adviser determines are of comparable quality.) The Portfolio may invest up to 20% of its total assets in unrated debt securities or debt securities rated lower than the three highest grades of S&P or Moody’s; or in convertible or non-convertible preferred stocks rated within the three highest grades of S&P or Moody’s. The Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its assets in common stocks acquired either by conversion of debt securities or by the exercise of warrants attached to debt securities. The Portfolio may also invest up to 25% of its net assets in debt securities of foreign issuers as consistent with its investment objective.

Principal Risks

As with most income mutual funds, the Portfolio is subject to interest rate risk. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. Other factors may affect the market price and yield of the Portfolio’s securities, including investor demand and domestic and worldwide economic conditions. In addition, the Portfolio is subject to credit and market risks. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer.

To the extent that it invests in non-investment grade securities (i.e., “junk” bonds), the Portfolio may be affected by above-average credit, market and other risks, including liquidity risk. Liquidity risk is the risk that junk bonds may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

The Portfolios investments in securities of foreign issuers are subject to currency, information, natural event and political risks. These include the risk that fluctuation in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment, the risk that key information about a security or market is inaccurate or unavailable, the risk of losses attributable to natural disasters, crop failure and other similar events and the risk of losses directly attributable to government actions or political events of any sort.

To the extent the Portfolio invests in mortgage-backed securities, capital securities and other collateralized or asset-backed securities, it is subject to credit, extension, prepayment and interest rate risks. Extension risk is the risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value. Prepayment risk is the risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s returns.

Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.

Portfolio Performance

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years. Service Class Shares did not commence operations until June 1, 2008.

Annual Returns
(Initial Class Shares)
Calendar Years

Best Quarter:	2Q/09	4.94%

Worst Quarter:	3Q/08	(3.47)%

The following table also provides some indication of the risks of investing in the Portfolio by comparing the average annual total returns of the High Grade Bond Portfolio to those of a broad-based securities market index over the periods shown.

Average Annual Total Return	One Year	Five Years	Ten Years	Since Inception*
(for periods ended December 31, 2010)

High Grade Bond Portfolio (Initial Class Shares)	8.10%	5.64%	5.79%	NA
High Grade Bond Portfolio (Service Class Shares)	7.84%	NA	NA	6.90%
Barclays Capital U.S. Aggregate Index (does not reflect any fees or expenses)	6.54%	5.80%	5.84%	6.39%

*	Since Inception performance is only provided for a share class with less than ten calendar years of performance. Since Inception figures for the Service Class Shares and Aggregate Index are from June 1, 2008, the commencement date of the share class.

The performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies that invest in the Portfolio. If these fees and charges had been reflected, the performance shown would have been less favorable.

Please remember that past performance is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table. Updated performance information can be obtained by calling 1-877-860-2904.

MANAGEMENT

Investment Adviser

EquiTrust Investment Management Services, Inc.

Portfolio Manager

Bob Rummelhart
Investment Vice President
Portfolio Manager of the Portfolio since 1987.

TAX INFORMATION

The Portfolio intends to make distributions; however, owners of variable life insurance policies and variable annuity contracts who are indirectly invested in the Portfolio are not expected to be subject to tax on Portfolio distributions. You should refer to the prospectus for your policy or contract for tax information regarding those products.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Strategic Yield Portfolio
Investment Objective

The Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If these fees and charges were reflected, your expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

	Initial Class	Service Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.16%	0.16%

Total Annual Fund Operating Expenses	0.61%	0.86%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated. It also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$62	$195	$340	$ 762
Service Class	$88	$274	$477	$1,061

The expense figures in the example do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If such fees and charges were reflected, the expense figures shown would be higher.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio pursues its investment objective by investing primarily (i.e., at least 65% of total assets) in fixed-income securities, including convertible and non-convertible debt securities and preferred stock, rated Baa/BBB or lower by Moody’s/S&P (and their unrated equivalents) including “junk” bonds; or in other high-yielding/high-risk securities the Adviser believes offer attractive risk/return characteristics. The remaining assets may be held in cash or investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements.

The Portfolio may also invest in mortgage-backed securities, capital securities and other collateralized or asset-backed securities. The Portfolio may invest up to 25% of its net assets in debt securities of foreign issuers as consistent with its investment objective.

Principal Risks

This Portfolio is subject to above-average interest rate and credit risks. Interest rate risk is the risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation. You should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in poor financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Junk bonds may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

To the extent that it invests in securities of foreign issuers, the Portfolio may be affected by currency, information, natural event and political risks. These include the risk that fluctuation in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment, the risk that key information about a security or market is inaccurate or unavailable, the risk of losses attributable to natural disasters, crop failure and other similar events and the risk of losses directly attributable to government actions or political events of any sort.

The Portfolio’s investments in mortgage-backed securities and other collateralized or asset-backed securities are subject to credit, extension, prepayment and interest rate risks. Extension risk is the risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value. Prepayment risk is the risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s returns.

Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.

Portfolio Performance

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years. Service Class Shares did not commence operations until June 1, 2008.

Annual Returns
(Initial Class Shares)
Calendar Years

Best Quarter:	2Q/09	15.96%

Worst Quarter:	4Q/08	(6.67)%

The following table also provides some indication of the risks of investing in the Portfolio by comparing the average annual total returns of the Strategic Yield Portfolio to those of the Barclays Capital U.S. Credit/High Yield Index and the Barclays Capital U.S. Corporate High Yield Index over the periods shown. The Barclays Capital U.S. Credit/High Yield and the Barclays Capital U.S. Corporate High Yield indices are widely recognized, unmanaged indices of corporate and high yield bond market performance, respectively.

Average Annual Total Return	One Year	Five Years	Ten Years	Since Inception*
(for periods ended December 31, 2010)

Strategic Yield Portfolio (Initial Class Shares)	10.92%	6.30%	7.01%	NA
Strategic Yield Portfolio (Service Class Shares)	10.66%	NA	NA	8.60%
Barclays Capital U.S. Credit/High Yield Index (does not reflect any fees or expenses)	9.70%	6.50%	7.03%	8.49%
Barclays Capital U.S. Corporate High Yield Index (does not reflect any fees or expenses)	15.12%	8.91%	8.88%	11.50%

*	Since Inception performance is only provided for a share class with less than ten calendar years of performance. Since Inception figures for the Service Class Shares and Barclays Indices are from June 1, 2008, the commencement date of the share class.

The performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies that invest in the Portfolio. If these fees and charges had been reflected, the performance shown would have been less favorable.

Please remember that past performance is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table. Updated performance information can be obtained by calling 1-877-860-2904.

MANAGEMENT

Investment Adviser

EquiTrust Investment Management Services, Inc.

Portfolio Manager

Bob Rummelhart
Investment Vice President
Portfolio Manager of the Portfolio since 1987.

TAX INFORMATION

The Portfolio intends to make distributions; however, owners of variable life insurance policies and variable annuity contracts who are indirectly invested in the Portfolio are not expected to be subject to tax on Portfolio distributions. You should refer to the prospectus for your policy or contract for tax information regarding those products.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Managed Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks the highest level of total return through income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If these fees and charges were reflected, your expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

	Initial Class	Service Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.14%	0.14%

Total Annual Fund Operating Expenses	0.59%	0.84%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated. It also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$60	$189	$329	$ 738
Service Class	$86	$268	$466	$1,037

The expense figures in the example do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If such fees and charges were reflected, the expense figures shown would be higher.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio pursues its objective through a fully managed investment policy consisting of investment in the following three market sectors: (1) common stocks and other equity securities, (2) high grade debt securities and (3) money market instruments.

The Portfolio invests in both securities of companies that the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market (i.e., “value stocks”) and securities of those companies that display more traditional growth characteristics such as established records of growth in sales and earnings. The Portfolio also invests in high grade bonds and money market securities. There are no restrictions as to the proportion of one or another type of security which the Portfolio may hold. Accordingly, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments.

The Portfolio may also invest in mortgage-backed securities, capital securities, and other collateralized or asset-backed securities. The Portfolio may invest up to 25% of its net assets in equity securities of foreign issuers as consistent with its investment objective.

Principal Risks

As with any mutual fund that invests in stocks and bonds, the Portfolio is subject to market, financial and interest rate risks. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. For income bearing securities, financial risk is credit risk or the risk that the issuer of the security, or the counterparty to a contract, will default or otherwise not honor a financial obligation. For equity securities, financial risk is the risk that the issuer’s earning prospects and overall financial position will deteriorate causing a decline in the security’s value. Interest rate risk is the risk of declines in market value of an income bearing investment due to changes in prevailing interest rates.

To the extent that it invests in non-investment grade securities (i.e., “junk” bonds), the Portfolio may be affected by additional risks relating to above-average credit, market and other risk, including liquidity risk. Liquidity risk is the risk that junk bonds may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

The Portfolio’s investments in securities of foreign issuers are subject to currency, information, natural event and political risks. These include the risk that fluctuation in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment, the risk that key information about a security or market is inaccurate or unavailable, the risk of losses attributable to natural disasters, crop failure and other similar events and the risk of losses directly attributable to government actions or political events of any sort.

To the extent the Portfolio invests in mortgage-backed securities and other collateralized or asset-backed securities, it is subject to credit, extension, prepayment and interest rate risks. Extension risk is the risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value. Prepayment risk is the risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s returns.

The Portfolio may be subject to the risk of value investing. Value stocks may never reach what the Adviser believes is their full market value and, even though they are undervalued, such stocks may decline further in value. Further, while the Portfolio’s investments in value stocks may limit the overall downside risk of the Portfolio over time, the Portfolio may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. In addition, the Portfolio is subject to credit risk. To the extent the Portfolio is substantially invested in money market instruments, the Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.

Portfolio Performance

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years. Service Class Shares did not commence operations until June 1, 2008.

Annual Returns
(Initial Class Shares)
Calendar Years

Best Quarter:	2Q/03	11.89%

Worst Quarter:	4Q/08	(12.66)%

The following table also provides some indication of the risks of investing in the Portfolio by comparing the average annual total returns of the Managed Portfolio to those of a broad-based securities benchmark over the periods shown.

Average Annual Total Return	One Year	Five Years	Ten Years	Since Inception*
(for periods ended December 31, 2010)

Managed Portfolio (Initial Class Shares)	15.05%	5.28%	6.70%	NA
Managed Portfolio (Service Class Shares)	14.79%	NA	NA	2.93%
S&P 500 Index (does not reflect any fees or expenses)	15.06%	2.29%	1.41%	(1.84)%

*	Since Inception performance is only provided for a share class with less than ten calendar years of performance. Since Inception figures for the Service Class Shares are from June 1, 2008, the commencement date of the share class.

The performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies that invest in the Portfolio. If these fees and charges had been reflected, the performance shown would have been less favorable.

Please remember that past performance is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table. Updated performance information can be obtained by calling 1-877-860-2904.

MANAGEMENT

Investment Adviser

EquiTrust Investment Management Services, Inc.

Portfolio Managers

Doug Higgins
Securities Vice President
Portfolio Manager of the Portfolio since 2008.

Mark Sandbulte
Associate Portfolio Manager of the Portfolio since 2008.

Justin Carley
Investment Analyst for the Portfolio since 2005.

TAX INFORMATION

The Portfolio intends to make distributions; however, owners of variable life insurance policies and variable annuity contracts who are indirectly invested in the Portfolio are not expected to be subject to tax on Portfolio distributions. You should refer to the prospectus for your policy or contract for tax information regarding those products.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Value Growth Portfolio
Investment Objective

The Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If these fees and charges were reflected, your expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

	Initial Class	Service Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.15%	0.16%

Total Annual Fund Operating Expenses	0.60%	0.86%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated. It also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$192	$335	$ 750
Service Class	$88	$274	$477	$1,061

The expense figures in the example do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If such fees and charges were reflected, the expense figures shown would be higher.

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or ‘turns over‘ its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating

Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio pursues its investment objective by investing primarily (i.e., at least 65% of total assets) in equity securities of any size companies that the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market (i.e., “value stocks”). It also may invest in “special situation” companies. (Special situation companies are ones that, in the Adviser’s opinion, have potential for significant future earnings growth but have not performed well in the recent past. These companies may include ones with management changes, corporate or asset restructuring or significantly undervalued assets.)

The Adviser’s value analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-total capital. The Adviser attempts to determine the fundamental value of a company by evaluating key financial ratios and analyzing the company’s balance sheet (e.g., comparing the company’s assets with the purchase price of similar recently acquired assets) as well as by using dividend discounting models.

The Adviser considers selling a security when its valuation is above average compared to historic norms for the individual issuer or its industry group or when it believes the overall profitability outlook for the issuer has substantially diminished.

The Portfolio may also invest in capital securities and up to 25% of its net assets in equity securities of foreign issuers as consistent with its investment objective.

Principal Risks

As with any mutual fund that invests in equity securities, this Portfolio is subject to market and financial risks. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. Financial risk is the risk that the issuer’s earning prospects and overall financial position will deteriorate causing a decline in the security’s value. Because the Portfolio invests primarily in value stocks, it is subject to the risks of value investing. Value stocks may never reach what the Adviser believes is their full market value and, even though they are undervalued, such stocks may decline further in value. Further, while the Portfolio’s investments in value stocks may limit the overall downside risk of the Portfolio over time, the Portfolio may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The equity securities in which the Portfolio invests include the equity securities of “special situation” companies. The Portfolio’s investments in special situation companies bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked or a bankruptcy may not be as profitably resolved as had been expected. Investments in medium- and smaller-size companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger-size companies. Because the securities of most medium- and smaller-size companies are not as broadly traded as those of larger-size companies, these securities are often subject to wider and more abrupt fluctuations in the market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger-size companies. In addition, medium- and smaller-size companies generally have fewer assets available to cushion an unforeseen adverse occurrence. Therefore, such an occurrence may have a disproportionately negative impact on these companies.

The Portfolio’s investments in securities of foreign issuers are subject to currency, information, natural event and political risks. These include the risk that fluctuation in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment, the risk that key information about a security or market is inaccurate or unavailable, the risk of losses attributable to natural disasters, crop failure and other similar events and the risk of losses directly attributable to government actions or political events of any sort.

Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.

Portfolio Performance

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years. Service Class Shares did not commence operations until June 1, 2008.

Annual Returns
(Initial Class Shares)
Calendar Years

Best Quarter:	3Q/09	15.75%

Worst Quarter:	4Q/08	(20.13)%

The following table also provides some indication of the risks of investing in the Portfolio by comparing the average annual total returns of the Value Growth Portfolio to those of a broad-based securities benchmark over the periods shown.

Average Annual Total Return	One Year	Five Years	Ten Years	Since Inception*
(for periods ended December 31, 2010)

Value Growth Portfolio (Initial Class Shares)	14.36%	3.54%	5.87%	NA
Value Growth Portfolio (Service Class Shares)	14.07%	NA	NA	0.35%
S&P 500 Index (does not reflect any fees or expenses)	15.06%	2.29%	1.41%	(1.84)%

*	Since Inception performance is only provided for a share class with less than ten calendar years of performance. Since Inception figures for the Service Class Shares are from June 1, 2008, the commencement date of the share class.

The performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies that invest in the Portfolio. If these fees and charges had been reflected, the performance shown would have been less favorable.

Please remember that past performance is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table. Updated performance information can be obtained by calling 1-877-860-2904.

MANAGEMENT

Investment Adviser

EquiTrust Investment Management Services, Inc.

Portfolio Managers

Doug Higgins
Securities Vice President
Portfolio Manager of the Portfolio since 2008.

Mark Sandbulte
Associate Portfolio Manager of the Portfolio since 2008.

Justin Carley
Investment Analyst for the Portfolio since 2005.

TAX INFORMATION

The Portfolio intends to make distributions; however, owners of variable life insurance policies and variable annuity contracts who are indirectly invested in the Portfolio are not expected to be subject to tax on Portfolio distributions. You should refer to the prospectus for your policy or contract for tax information regarding those products.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Blue Chip Portfolio
Investment Objective

The Portfolio seeks long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If these fees and charges were reflected, your expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

	Initial Class	Service Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.14%	0.14%

Total Annual Fund Operating Expenses	0.34%	0.59%

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated. It also assumes that your investment has a 5% return each year and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Initial Class	$35	$109	$191	$431
Service Class	$60	$189	$329	$738

The expense figures in the example do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolio is available for investment. If such fees and charges were reflected, the expense figures shown would be higher.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio pursues its objective by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of well-capitalized, established companies that the Adviser considers to be “blue chip” companies. (The Portfolio’s 80% policy may be changed without a shareholder vote; however, the Portfolio will provide shareholders 60 days’ notice prior to any such change.) The Portfolio focuses on common stocks of approximately 50 large, well-known companies that the Adviser believes to collectively comprise a representative cross-section of major industries, commonly referred to as “blue chip” companies, which are generally identified by their substantial capitalization, established history of earnings and superior management structure. Blue chip companies typically fall in the top 20% of U.S. companies by market capitalization. With respect to 25% of its total assets, the Portfolio may, from time to time, hold more than 5% of its assets in one or more such companies.

Principal Risks

What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, the Portfolio is subject to market and financial risks. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. Financial risk is the risk that the issuer’s earning prospects and overall financial position will deteriorate causing a decline in the security’s value.

The equity securities in which the Portfolio primarily invests are considered “growth stocks.” Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potential and broader economic activity. Because the Portfolio invests in larger, more established companies, the Portfolio may underperform in markets that do not favor growth stock funds.

The Portfolio may also be subject to non-diversification risk, the risk that investment in a limited number of companies will expose the Portfolio, to a greater extent than if investments were spread across more companies, to losses arising from adverse developments affecting those companies.

Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.

Portfolio Performance

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years. Service Class Shares did not commence operations until June 1, 2008.

Annual Returns
(Initial Class Shares)
Calendar Years

Best Quarter:	2Q/03	14.98%

Worst Quarter:	3Q/02	(18.26)%

The following table also provides some indication of the risks of investing in the Portfolio by comparing the average annual total returns of the Blue Chip Portfolio to those of a broad-based securities benchmark over the periods shown.

Average Annual Total Return	One Year	Five Years	Ten Years	Since Inception*
(for periods ended December 31, 2010)

Blue Chip Portfolio (Initial Class Shares)	11.28%	2.72%	1.14%	NA
Blue Chip Portfolio (Service Class Shares)	11.00%	NA	NA	(1.73)%
S&P 500 Index (does not reflect any fees or expenses)	15.06%	2.29%	1.41%	(1.84)%

*	Since Inception performance is only provided for a share class with less than ten calendar years of performance. Since Inception figures for the Service Class Shares are from June 1, 2008, the commencement date of the share class.

The performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies that invest in the Portfolio. If these fees and charges had been reflected, the performance shown would have been less favorable.

Please remember that past performance is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table. Updated performance information can be obtained by calling 1-877-860-2904.

MANAGEMENT

Investment Adviser

EquiTrust Investment Management Services, Inc.

Portfolio Managers

Doug Higgins
Securities Vice President
Portfolio Manager of the Portfolio since 2008.

Mark Sandbulte
Associate Portfolio Manager of the Portfolio since 2008.

Justin Carley
Investment Analyst for the Portfolio since 2005.

TAX INFORMATION

The Portfolio intends to make distributions; however, owners of variable life insurance policies and variable annuity contracts who are indirectly invested in the Portfolio are not expected to be subject to tax on Portfolio distributions. You should refer to the prospectus for your policy or contract for tax information regarding those products.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRIMARY STRATEGIES AND RELATED RISKS

Each Portfolio has its own investment objectives, investment policies, restrictions and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective(s) and investors should not consider any one Portfolio alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective(s) of each Portfolio and those investment restrictions of a Portfolio that are designated as fundamental cannot be changed without approval of a majority of the outstanding shares of that Portfolio as defined in the SAI. However, each Portfolio’s investment policies and the strategies by which it seeks its objective(s), and those investment restrictions not specifically designated as fundamental, are nonfundamental and may be changed by the Fund’s Board of Trustees without shareholder approval.

The Fund will provide shareholders of the High Grade Bond Portfolio and Blue Chip Portfolio with at least 60 days’ prior notice of any change in such Portfolio’s 80% investment policy.

Notwithstanding their investment objective(s), each Portfolio may from time to time, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests. As a result of taking such a temporary defensive position, a Portfolio may not achieve its investment objective(s).

Money Market Portfolio

The Money Market Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio intends to maintain a stable value of $1.00 per share.

The Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. The Adviser will invest at least 97% of the Portfolio’s assets in money market instruments rated in the highest short-term category (or the unrated equivalent), and 100% of the Portfolio’s assets in securities rated in the two highest short-term categories. The Portfolio maintains a dollar-weighted average maturity of 60 days or less.

The Money Market Portfolio is subject to little market or credit risk because it invests in high quality short-term investments that reflect current market interest rates. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

High Grade Bond Portfolio

The High Grade Bond Portfolio seeks to generate as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities.

To keep current income relatively stable and to limit share price volatility, under normal circumstances, the Adviser invests at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, in high grade fixed-income securities and typically maintains an average portfolio duration of two to seven years. The Portfolio may invest up to 20% of its total assets in unrated debt securities or debt securities rated lower than the three highest grades of S&P or Moody’s; or in convertible or non-convertible preferred stocks rated within the three highest grades of S&P or Moody’s. The Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its assets in common stocks acquired either by conversion of debt securities or by the exercise of warrants attached to debt securities.

In determining whether to sell a security, the Adviser considers the relative value of the security as compared to the relative value of the securities available for purchase based on the Adviser’s outlook for interest rates, interest rate volatility, the security’s asset class, credit quality of the issuer, issuer-specific risks and the economy in general.

The High Grade Bond Portfolio is subject to moderate levels of interest rate risk and relatively low levels of credit risk and current income volatility.

Strategic Yield Portfolio

The Strategic Yield Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.

Under normal circumstances, the Portfolio’s assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock. The remaining assets may be held in cash or investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements. The Portfolio does not intend to invest in common stocks or other equity securities, but may acquire or hold such securities when acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

The premise of the Strategic Yield Portfolio is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding debt securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding debt securities. (See “INVESTMENT OBJECTIVES AND TECHNIQUES — Investment Strategies and Techniques — Lower-Rated Debt Securities” in the SAI.) The Portfolio generally does not invest in bonds rated Ca/Cc or lower. The Adviser attempts to minimize the risks of higher-yielding debt securities by:

•	constructing a portfolio of such securities diversified by industry, geography, maturity, duration and credit quality;

•	performing credit analysis independent of rating agencies and attempting to acquire securities of issuers whose financial position is more sound than ratings would indicate; and

•	acquiring or disposing of particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

The Adviser’s judgment of the risk of any particular security is a function of its experience with higher-yielding debt securities, its evaluation of general economic and securities market conditions, and the financial position of a security’s issuer. Under certain market conditions, the Adviser may sacrifice yield in order to adopt a defensive posture designed to preserve capital. A defensive posture could include, among other strategies, acquiring discount securities.

In determining whether to sell a security, the Adviser considers the relative value of the security as compared to the relative value of the securities available for purchase based on the Adviser’s outlook for interest rates, interest rate volatility, the security’s asset class, credit quality of the issuer, issuer-specific risks and the economy in general.

The Strategic Yield Portfolio is subject to relatively high levels of credit risk, moderate levels of interest rate risk and relatively low levels of current income volatility.

Managed Portfolio

The Managed Portfolio seeks the highest level of total return through income and capital appreciation.

The Adviser uses a fully managed approach in selecting investments for the Portfolio and may allocate the Portfolio’s investments in any manner among the equity, debt and money market sectors. Therefore, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments.

The Adviser generally selects the Portfolio’s equity investments using a value approach. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-total capital. The Adviser attempts to determine the fundamental value of a company by evaluating key financial ratios and analyzing the company’s balance sheet (e.g., comparing the company’s assets with the purchase price of similar recently acquired assets) as well as by using dividend discounting models. The Adviser’s use of a value-oriented analysis may at times result in the acquisition of equity securities of medium- and smaller-size companies or in securities of companies that are out of favor in the market.

In selecting the Portfolio’s debt securities, under normal circumstances, the Adviser selects high grade fixed-income securities. For the Portfolio’s money market instruments, the Adviser invests in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities.

The Adviser considers selling a security when its valuation is above average compared to historic norms for the individual issuer or its industry group or when it believes the overall profitability outlook for the issuer has substantially diminished.

The Managed Portfolio is subject to moderate levels of market, financial, interest rate and credit risk, and relatively low levels of current income volatility, although current income could be higher if the Portfolio is heavily invested in short-term money market instruments.

Value Growth Portfolio

The Value Growth Portfolio seeks long-term capital appreciation.

The Adviser follows a value approach in investing the Portfolio’s assets. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-total capital. The Adviser attempts to determine the fundamental value of a company by evaluating key financial ratios and analyzing the company’s balance sheet (e.g., comparing the company’s assets with the purchase price of similar recently acquired assets) as well as by using dividend discounting models. The Adviser’s use of a value-oriented analysis may at times result in the acquisition of equity securities of medium- and smaller-size companies or in securities of companies that are out of favor in the market. Value stocks may never reach what the Adviser believes is their full market value and, even though they are undervalued, such stocks may decline further in value. Further, while the Portfolio’s investments in value stocks may limit the overall downside risk of the Portfolio over time, the Portfolio may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The equity securities in which the Portfolio invests include the equity securities of “special situation” companies. The Portfolio’s investments in special situation companies bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked or a bankruptcy may not be as profitably resolved as had been expected. Investments in medium- and smaller-size companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger-size companies. Because the securities of most medium- and smaller-size companies are not as broadly traded as those of larger-size companies, these securities are often subject to wider and more abrupt fluctuations in the market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger-size companies. In addition, medium- and smaller-size companies generally have fewer assets available to cushion an unforeseen adverse occurrence. Therefore, such an occurrence may have a disproportionately negative impact on these companies.

The Adviser considers selling a security when its valuation is above average compared to historic norms for the individual issuer or its industry group or when it believes the overall profitability outlook for the issuer has substantially diminished.

The Value Growth Portfolio is subject to moderate levels of both market and financial risk.

Blue Chip Portfolio

The Blue Chip Portfolio seeks long-term growth of capital and income.

Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of large, well-known companies the Adviser considers to be “blue chip” companies. The Adviser focuses the Portfolio’s investments on the common stocks of approximately 50 large, well-known companies. Blue chip companies are generally identified by their substantial capitalization, established history of earnings and superior management structure. The Adviser selects the companies in which the Portfolio invests based upon whether, taken together, such companies reasonably represent a cross-section of major industries and not on the basis of any analysis of their economic or financial strength or the relative value of the securities.

The Adviser considers selling a security when its valuation is above average compared to historic norms for the individual issuer or its industry group or when it believes the overall profitability outlook for the issuer has substantially diminished.

The Blue Chip Portfolio is subject to moderate levels of both market and financial risk. The Portfolio is subject to the risk of growth stock investing. Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potential and broader economic activity. Because the Portfolio invests in larger, more established companies, the Portfolio may underperform in markets that do not favor growth stock funds. The Portfolio is also subject to non-diversification risk. A non-diversified fund may invest a larger percentage of its assets in a given security than a diversified fund. As a result, the Portfolio may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

PRINCIPAL RISK FACTORS

General Discussion of Risks

Equity Securities. To the extent that a Portfolio invests in equity securities, it is subject to market risk. In general, stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods. The risk of such a decline is known as market risk. The U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease. Equity securities are also subject to financial risk, which is the risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value.

Income-Bearing Securities. To the extent that a Portfolio invests in income-bearing securities, it is subject to the risk of income volatility, market risk (interest rate risk), financial risk (credit risk) and, as to some Portfolio holdings, prepayment/extension risk. Income volatility refers to the degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities. In general, market risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on such security on a timely basis and is the risk that the issuer could default on its obligations and a Portfolio will lose its investment. The credit risks of an income-bearing security may vary based on its priority for repayment. In addition, some subordinated securities such as trust preferred and capital securities notes permit the issuer to defer payments under certain circumstances. Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

Types of Investment Risk

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Current Income Volatility. For income-bearing securities, the risk that the degree and rapidity with which changes in overall market interest rates diminish the level of current income.

Extension Risk. The risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value.

Financial Risk. For income bearing securities, credit risk. For equity securities, the risk that the issuer’s earning prospects and overall financial position will deteriorate causing a decline in the security’s value.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio’s gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowing) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all income-bearing and equity securities and mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Non-Diversification Risk. The risk that a concentration of assets in a limited number of companies will create a greater exposure to losses arising from adverse developments affecting those companies.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Prepayment Risk. The risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s return.

Valuation Risk. The risk that the market value of an investment falls substantially below the Portfolio’s valuation of the investment.

DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS

Foreign Securities

The Value Growth Portfolio and Managed Portfolio each may invest up to 25% of its net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and Strategic Yield Portfolio each may invest up to 25% of its net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio’s investment objectives. Investments are made only in securities of foreign issuers that are traded on U.S. exchanges and payable or denominated in U.S. dollars.

Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic issuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities. The risks of foreign securities investments (including ADRs) include market, currency, information, natural event and political risks.

Lower-Rated Debt Securities

The Strategic Yield Portfolio normally invests primarily in income-bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income-bearing securities often do not meet the High Grade or Investment Grade quality level. Securities falling short of Investment Grade are commonly known as “junk bonds.” These lower-rated securities are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities and are subject to market risk. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affect a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent it were required to seek recovery upon a default in the payment of principal or interest on its income-bearing securities. Although some risk is inherent in all securities, holders of income-bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.

Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with Investment Grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated income-bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower-rated securities are also subject to interest rate and information risk.

Lower-rated income-bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower-rated high-yielding security because of a call or buy-back feature, the deterioration of the issuer’s creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Adviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not so liquid as that for Investment Grade securities. The lack of a liquid secondary market may have an adverse impact on the market value of such securities and a Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Adviser to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

It is likely that a major economic recession could severely affect the market for and the values of lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. As such, lower-rated securities may be subject to liquidity and valuation risk. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.

Additional information regarding the rating categories for income-bearing debt securities appears in Appendix A.

Mortgage-Backed Securities

The High Grade Bond, Strategic Yield and Managed Portfolios each may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower total return. The value of these securities may also change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

The High Grade Bond, Strategic Yield and Managed Portfolios each may also purchase or sell collateralized mortgage obligations (“CMOs”), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio’s investments may be subject to a greater or lesser risk of prepayment (see below) than other types of mortgage-related securities.

Such securities are subject to credit, extension, prepayment and interest rate risks.

Asset-Backed Securities

The High Grade Bond, Strategic Yield, and Managed Portfolios each may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other types of asset-backed securities will be offered to investors in the future.

Such securities are subject to credit, extension, prepayment and interest rate risks.

Capital Securities

Each Portfolio (other than the Money Market and Blue Chip Portfolios) may invest in capital (trust-preferred) securities. Capital securities are issued by trusts or other special purpose entities created to invest in (or pool) junior subordinated debentures. Capital securities pay interest on a fixed schedule (although issuers often may defer interest payments for up to five years) and have a maturity date. Capital securities have no voting rights and have a preference over common and preferred stock, but stand behind senior debt securities in the event of the issuer’s liquidation. The trust or other special purpose entity may terminate and distribute the debentures to holders of the capital securities. Generally, capital securities exhibit characteristics, and entail associated risks, of both debt securities and preferred stock. For purposes of investment limits applicable to a Portfolio, the Fund treats capital securities as debt. For federal income tax purposes, the Internal Revenue Service currently treats them as debt securities as well. In the past, legislation has been proposed that would have changed the federal income tax treatment of capital securities and if this treatment changes in the future, the Adviser would reconsider the appropriateness of continued investment in them.

Short-Term Trading

It is the Money Market Portfolio’s intention, generally, to hold securities to maturity. Nevertheless, the Portfolio may sell portfolio securities prior to maturity to realize gains or losses to shorten the Portfolio’s average maturity and may reduce or withhold dividends if it deems such actions appropriate to maintain a stable net asset value. In addition, the Portfolio may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments.

PORTFOLIO MANAGEMENT

EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund’s investment adviser and manager pursuant to an Investment Advisory and Management Services Agreement. This relationship has existed since the Fund commenced operations in 1987.

The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. At December 31, 2010, 63.90% of the outstanding voting power of FBL Financial Group, Inc. was owned in shares of various classes by Iowa Farm Bureau Federation. The following individuals are officers and/or directors of the Adviser and are officers and/or trustees of the Fund: James E. Hohmann, James P. Brannen, Richard J. Kypta, David A. McNeill, Charles T. Happel, Kristi Rojohn, Jennifer Morgan, Erika Horstmann, Sara Tamisiea and Jodi Winslow. The Adviser also acts as the investment adviser to individuals, institutions and one other investment company: EquiTrust Series Fund, Inc. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

The Adviser handles the investment and reinvestment of the Fund’s assets, and is responsible for the overall management of the Fund’s business affairs, subject to the review of the Board of Trustees.

Robert J. Rummelhart, Doug Higgins, Laura K. Beebe and Mark Sandbulte serve as managers for various portfolios of the Fund.

Money Market Portfolio:

Laura K. Beebe, CFA; Securities Vice President, Portfolio Manager. Ms. Beebe joined EquiTrust in 1988 as Money Market Trader in the securities department. She has served as the Portfolio Manager for the Money Market Portfolio since 2011: she previously served as Portfolio Manager from 1988-2006. Ms. Beebe received her undergraduate degree from Iowa State University and her MBA from the University of Iowa.

High Grade and Strategic Yield Portfolios:

Bob Rummelhart, CFA; Investment Vice President, Portfolio Manager. Mr. Rummelhart joined EquiTrust in 1987 and has been responsible for the management of these Portfolios since their inception. He received both his undergraduate and MBA degrees from the University of Iowa.

Blue Chip, Managed and Value Growth Portfolios:

Doug Higgins, CFA; Securities Vice President, Portfolio Manager. Mr. Higgins joined EquiTrust in 1998 as a Security Analyst in the fixed-income department. He became Associate Portfolio Manager in 2000, and was made Lead Portfolio Manager in 2008. Mr. Higgins received his undergraduate degree from Iowa State University and his MBA from the University of Iowa.

Mark Sandbulte, CFA; Associate Portfolio Manager Mr. Sandbulte joined EquiTrust in 2000 as Assistant Research Analyst, and became Associate Portfolio Manager in 2008. Mr. Sandbulte received his undergraduate degree from Central College in Pella, Iowa, and his MBA from the University of Iowa.

Justin Carley, Investment Analyst. Mr. Carley joined EquiTrust in 2005 as Associate Portfolio Administrator and is currently an Investment Analyst for the Portfolios.

The SAI contains additional information about the managers’ compensation, other accounts they oversee and their ownership of shares in the Portfolios.

As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows: 0.45% of the average daily net assets of the Value Growth Portfolio; 0.30% of the average daily net assets of the High Grade Bond Portfolio; 0.45% of the average daily net assets of the Strategic Yield Portfolio; 0.45% of the average daily net assets of the Managed Portfolio;

0.20% of the average daily net assets of the Blue Chip Portfolio; and 0.25% of the average daily net assets of the Money Market Portfolio.

The Adviser, at its expense, furnishes the Fund with office space and facilities, equipment, advisory services, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses which include, but are not limited to, the following: net asset value calculations; interest on Fund obligations; miscellaneous reports; membership dues; reports and notices to shareholders; all expenses of registration of its shares under federal and state securities laws; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; fees of Trustees who are not affiliated with the Adviser; fees and expenses of independent registered public accounting firms, legal counsel, custodian, and transfer and dividend disbursing agents; and other general expenses.

The Adviser has agreed to reimburse any Portfolio to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of the average daily net assets of that Portfolio for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement agreement will remain in effect as long as the Investment Advisory Agreement remains in effect and cannot be changed without shareholder approval. Additionally, the Adviser has voluntarily agreed to reimburse the Initial Class Shares of any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. However, the Adviser is not obligated to continue to reimburse the Portfolios for such expenses beyond December 31, 2011.

A discussion regarding the Board of Trustees’ basis for approving the Investment Advisory and Management Services Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2010.

OTHER INFORMATION

Share Classes

The Fund offers two classes of shares through this Prospectus, Initial Class Shares and Service Class Shares. Each share class represents investments in the same portfolio of securities, however the Service Class Shares are subject to a 0.25% Rule 12b-1 distribution and shareholder services fee (see “OTHER INFORMATION — Distributor”).

Distributor

EquiTrust Marketing Services, LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter and sole distributor of the Fund’s shares. The Service Class Shares of each Portfolio pay the Distributor for distribution and shareholder services pursuant to a Distribution and Shareholder Services Plan and Agreement (the “Agreement”) under Rule 12b-1. Under the Agreement, the Service Class Shares of each Portfolio pay the Distributor a monthly fee at the annual rate of 0.25% of average daily net assets of the Service Class Shares of such Portfolio. Because the fee is continually paid out of the Portfolios’ Service Class Shares’ assets, over time it will increase the cost of your investment and may cost you more over time than other types of sales charges. Pursuant to the Agreement, the Distributor may appoint various broker-dealer firms to assist in providing distribution and shareholder services for the Service Class Shares of each Portfolio.

Net Asset Value

The net asset value (“NAV”) per share of each class of each Portfolio is determined as of the earlier of 3:00 p.m. (Central time) or the close of regular trading on the New York Stock Exchange (“NYSE”), on each day that (i) the NYSE is open for business, and (ii) an order for purchase or redemption of shares of the Portfolio is received. The NAV per share of each class of each Portfolio is computed by dividing the total value of the Portfolio’s securities and other assets, less liabilities attributable to the class, by the total number of outstanding shares of the class of such Portfolio.

The Fund reserves the right to calculate or estimate the NAV of a Portfolio more frequently than once daily if deemed desirable. If the Fund offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for each class of each Portfolio.

Money Market Portfolio. The Money Market Portfolio’s securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For a further discussion of the manner in which such values are determined, see the SAI under the heading “NET ASSET VALUE.”

Other Portfolios. Portfolio securities that are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the closing bid and asked prices. If the mean is not available, exchange-traded securities are valued using the prior day’s closing price. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market; and it is expected that for debt securities this ordinarily will be the over-the-counter market.

In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When the Adviser believes a market price does not reflect a security’s true value, the Portfolio may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. A Portfolio may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Portfolio is subject to the risk that it has valued certain securities at a higher price than it can sell them.

Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation described above with respect to the Money Market Portfolio.

Householding

In order to reduce expenses and the amount of mail that you receive, we have initiated “householding” of our fund reports (annual and semi-annual reports, disclosure documents, prospectuses, proxies, etc.). This means that rather than send one report to each accountholder in your household, we will deliver a single report or document to your household. If you do not wish the mailing of these documents to be combined with those for other members of your household, please call our toll free number, 1-877-860-2904, Monday through Friday between 8:00 a.m. and 4:30 p.m. We will begin sending individual documents to you within 30 days after receiving notice from you.

Investor Education and Protection

Under the Public Disclosure Program, the Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

Shareholders

Other than shares sold to Farm Bureau Life Insurance Company to seed the Fund, shares of the Fund are offered only to separate accounts of certain life insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) issued by such life insurance companies. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. The VA contracts and VLI policies are described in the separate prospectuses for the contracts and policies issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

The Fund has entered into an agreement with each Participating Insurance Company (a “participation agreement”) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Portfolios. In the event that the Fund offers shares of one or more Portfolios to a qualified pension and retirement plan, it likely will enter into a similar participation agreement.

Individual VA contract holders and VLI policyowners are not “shareholders” of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the “Shareholders”), although such companies pass through voting rights to their VA contract holders and VLI policyowners. The interest of a contract holder or policyowner in the Fund is described in his or her VA contract or VLI policy and in the current prospectus for such contract or policy.

Anti-Money Laundering Program

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to report certain customer activity to the federal government and/or “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder’s account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for shareholders who open an account with the Fund. The Fund may also ask to see a shareholder’s driver’s license or other identifying documents. Applications without this information may not be accepted and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder’s shares and close an account in the event that a shareholder’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Fund and its agents will not be responsible for any loss resulting from the shareholder’s delay in providing all required identifying information or from closing an account and redeeming a shareholder’s shares when a shareholder’s identity cannot be verified.

Disruptive Trading Practices

The Board of Trustees has adopted a policy to make reasonable efforts to discourage, and does not intend to accommodate, frequent purchases and redemptions of Portfolio shares that may disrupt the orderly management of any Portfolio, often referred to as “market timing.” Such transactions are potentially harmful to owners of VA contracts and VLI policies (collectively “variable contracts”) that invest in the Portfolios of the Fund in various ways. These include: (1) the dilution of interests of long-term owners of variable contracts where frequent trades attempt to take advantage of market fluctuations that are not fully reflected in a Portfolio’s net asset value; (2) the disruption of ordinary portfolio management, such as by necessitating that a Portfolio maintain a cash level higher than would otherwise be necessary or that the Portfolio sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Portfolio costs, such as brokerage commissions and administrative costs. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurers or otherwise cause the Fund to breach its participation agreements.

Each Participating Insurance Company, on behalf of its separate account, typically either purchases or redeems shares of the Portfolios each day. The Fund does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio’s size and not the random result of net transactions in a separate account by variable contract owners. However, the Fund considers large purchases or redemptions of shares resulting from variable contract owners engaging in: (1) market timing; (2) arbitrage based on the lag between the time the value of certain Portfolio investments change and the time it computes its net asset value, or (3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of a separate account to another, to be disruptive trading.

Each Portfolio’s shares are offered exclusively to separate accounts of Participating Insurance Companies, and as such the Fund generally has little or no direct access to the transaction records of individual variable contract owners whose assets are invested in the separate accounts. Nonetheless, the policies and procedures to discourage disruptive trading take these circumstances into account. Specifically, the Fund requires written certifications from each Participating Insurance Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect the use of the separate accounts for frequent trading; (2) the Company’s policies and procedures address the level of trading that will be considered excessive and the Company monitors variable contract owner transactions to identify excessive trading; (3) the Company applies such procedures uniformly; and (4) the Company reports all instances of excessive or disruptive trading to the Fund.

The Fund also uses other procedures to halt or reduce the risk of disruptive trading. The Fund may stop disruptive trading by ceasing sales of additional shares of one or more Portfolios to a separate account through which offending variable contract owners operate. In such an event, all other owners of variable contracts issued through that separate account may be disadvantaged. Because actions taken to deter disruptive trading may be particular to the separate account in question and be the subject of negotiation with the Participating Insurance Company sponsoring the separate account, the Fund may not take such action on a uniform basis for all separate accounts. Moreover, because enforcement of the procedures involves some level of discretion and may differ among variable contracts and separate accounts it is possible that some variable contract owners may engage in disruptive trading while others may bear the harm associated with such activity.

The Fund also monitors potential price differentials following the close of trading in foreign markets and changes in indications of value for relative illiquid traded securities to determine whether the application of fair value pricing procedures is warranted. The High Grade Bond and Strategic Yield Portfolios may hold Rule 144A securities which are illiquid.

Although the Fund will endeavor to ensure that each Participating Insurance Company can and does identify and deter disruptive trading by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the Portfolios is subject to the risks of disruptive trading. In its sole discretion, the Board of Trustees of the Fund may revise these policies and procedures at any time without prior notice.

DISTRIBUTIONS AND TAXES

Distributions

Money Market Portfolio Distributions: On each day that the NAV per share of the Money Market Portfolio is determined, the Portfolio’s net investment income will be declared, as of the close of the NYSE, as a dividend to Shareholders of record prior to the declaration.

High Grade Bond and Strategic Yield Portfolio Distributions: On each day that a Portfolio’s NAV per share is calculated, that Portfolio’s net investment income will be declared, as of the close of the NYSE, as a dividend to Shareholders of record prior to the declaration. Any net short-term and net long-term capital gains will be declared and distributed periodically, but in no event less frequently than annually.

Value Growth, Blue Chip and Managed Portfolio Distributions: Each Portfolio normally follows the practice of distributing substantially all net investment income and substantially all net short-term and net long-term capital gains, if any, after the close of the Fund’s fiscal year.

It is the Fund’s intention to distribute substantially all its net investment income, if any, and any realized net capital gains of each Portfolio. All distributions are reinvested in additional shares of the respective Portfolio at NAV. Distributions of net investment income will differ between each share class of a Portfolio due to the differences in distribution and shareholder services fees charged and average net assets of each class.

Federal Income Taxes

For federal income tax purposes, each Portfolio will be treated as a separate entity. Each Portfolio has qualified and intends to continue to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, a Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to its shareholders. Further, each Portfolio intends to meet certain diversification requirements applicable to mutual funds underlying VLI policies and VA contracts.

Shares of the Portfolios are offered only to the separate accounts of Participating Insurance Companies. Under current law, owners of VLI policies and VA contracts who are indirectly invested in a Portfolio are not expected to be subject to federal income tax on Portfolio distributions or on gains realized upon the sale or redemption of Portfolio shares until they are withdrawn from the policies or contracts. For information concerning the federal income tax consequences to the purchasers of the VLI policies and VA contracts, see the prospectus for such policy or contract.

For more information about the federal income tax status of the Portfolios, see “FEDERAL INCOME TAXES” in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s Initial Class and Service Class Shares financial performance for the past five years and since commencement of operations, respectively. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investment in the Portfolio would have earned (or lost) assuming reinvestment of all dividends and distributions. This information was derived from financial statements which were audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are incorporated by reference in the SAI.

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. The total investment return figure does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies that invest in the Portfolios. If those fees and charges had been reflected, the total investment return figure would have been lower.

		Income from Investment
		Operations			Less Distributions
			Net Realized
			and
	Net Asset	Net	Unrealized	Total	Dividends	Distributions
	Value at	Invest-	Gain	from	from Net	from
	Beginning	ment	(Loss) on	Investment	Investment	Capital	Total
	of Period	Income	Investments	Operations	Income	Gains	Distributions

Value Growth Portfolio
Initial Class
2010	$12.10	$0.16	$1.55	$1.71	$(0.16)	$—	$(0.16)
2009	$9.80	0.16	2.35	2.51	(0.21)	—	(0.21)
2008	$15.06	0.21	(4.53)	(4.32)	(0.33)	(0.61)	(0.94)
2007	$15.09	0.33	0.43	0.76	(0.27)	(0.52)	(0.79)
2006	$13.65	0.27	1.36	1.63	(0.19)	—	(0.19)
Service Class
2010	$12.29	$0.10	$1.62	$1.72	$(0.08)	$—	$(0.08)
2009	$9.79	0.09	2.46	2.55	(0.05)	—	(0.05)
2008(3)	$13.97	0.05	(4.23)	(4.18)	—	—	—
High Grade Bond Portfolio
Initial Class
2010	$10.07	$0.41	$0.40	$0.81	$(0.41)	$—	$(0.41)
2009	$9.47	0.46	0.63	1.09	(0.46)	(0.03)	(0.49)
2008	$10.12	0.49	(0.65)	(0.16)	(0.49)	—	(0.49)
2007	$10.12	0.53	0.01	0.54	(0.53)	(0.01)	(0.54)
2006	$10.16	0.51	(0.04)	0.47	(0.51)	—	(0.51)
Service Class
2010	$10.07	$0.38	$0.40	$0.78	$(0.38)	$—	$(0.38)
2009	$9.47	0.44	0.63	1.07	(0.44)	(0.03)	(0.47)
2008(3)	$9.87	0.27	(0.40)	(0.13)	(0.27)	—	(0.27)
Strategic Yield Portfolio
Initial Class
2010	$8.71	$0.51	$0.43	$0.94	$(0.51)	$—	$(0.51)
2009	$7.46	0.51	1.25	1.76	(0.51)	—	(0.51)
2008	$8.94	0.53	(1.48)	(0.95)	(0.53)	—	(0.53)
2007	$9.19	0.57	(0.25)	0.32	(0.57)	—	(0.57)
2006	$9.14	0.55	0.05	0.60	(0.55)	—	(0.55)
Service Class
2010	$8.71	$0.48	$0.43	$0.91	$(0.48)	$—	$(0.48)
2009	$7.46	0.49	1.25	1.74	(0.49)	—	(0.49)
2008(3)	$8.60	0.30	(1.14)	(0.84)	(0.30)	—	(0.30)

		Ratios/Supplemental Data
					Ratio of
	Total				Net
Net Asset	Investment		Ratio of	Ratio of	Investment
Value at	Return Based	Net Assets at	Total Expenses	Net Expenses	Income to	Portfolio
End	on Net Asset	End of Period	to Average	to Average	Average	Turnover
of Period	Value (1)	(in thousands)	Net Assets (3)	Net Assets (3)	Net Assets (3)	Rate

$13.65	14.36%	$54,637	0.60%	0.60%	1.22%	4%
$12.10	26.56%	$52,383	0.59%	0.59%	1.53%	35%
$9.80	(30.31)%	$44,595	0.58%	0.58%	1.62%	24%
$15.06	5.27%	$67,870	0.55%	0.55%	2.20%	17%
$15.09	12.07%	$65,712	0.58%	0.58%	1.88%	30%

$13.93	14.07%	$722	0.86%	0.86%	0.99%	4%
$12.29	26.24%	$470	0.84%	0.84%	1.20%	35%
$9.79	(29.92)%	$163	0.84%	0.84%	1.70%	24%

$10.47	8.10%	$44,929	0.45%	0.45%	3.96%	13%
$10.07	11.90%	$44,400	0.44%	0.44%	4.75%	24%
$9.47	(1.60)%	$41,603	0.43%	0.43%	5.00%	17%
$10.12	5.48%	$46,039	0.42%	0.42%	5.30%	11%
$10.12	4.78%	$39,371	0.44%	0.44%	5.08%	17%

$10.47	7.84%	$13,010	0.70%	0.70%	3.69%	13%
$10.07	11.63%	$6,510	0.69%	0.69%	4.44%	24%
$9.47	(1.30)%	$2,799	0.68%	0.68%	4.87%	17%

$9.14	10.92%	$39,357	0.61%	0.61%	5.61%	7%
$8.71	24.44%	$38,630	0.59%	0.59%	6.42%	6%
$7.46	(11.08)%	$36,345	0.58%	0.58%	6.28%	11%
$8.94	3.56%	$45,247	0.57%	0.57%	6.26%	17%
$9.19	6.79%	$41,481	0.58%	0.58%	6.04%	16%

$9.14	10.66%	$1,038	0.86%	0.86%	5.36%	7%
$8.71	24.14%	$760	0.84%	0.84%	6.04%	6%
$7.46	(9.90)%	$237	0.84%	0.84%	6.73%	11%

		Income from Investment Operations				Less Distributions
				Net Realized
				and
	Net Asset	Net		Unrealized	Total	Dividends	Distributions
	Value at	Invest-		Gain	from	from Net	from
	Beginning	ment		(Loss) on	Investment	Investment	Capital	Total
	of Period	Income		Investments	Operations	Income	Gains	Distributions

Managed Portfolio
Initial Class
2010	$13.61	$0.38		$1.62	$2.00	$(0.34)	$—	$(0.34)
2009	$11.93	0.34		1.74	2.08	(0.40)	—	(0.40)
2008	$16.05	0.40		(3.40)	(3.00)	(0.56)	(0.56)	(1.12)
2007	$16.32	0.56		0.33	0.89	(0.46)	(0.70)	(1.16)
2006	$15.80	0.49		1.28	1.77	(0.37)	(0.88)	(1.25)
Service Class
2010	$13.99	$0.30		$1.74	$2.04	$(0.25)	$—	$(0.25)
2009	$11.91	0.26		1.88	2.14	(0.06)	—	(0.06)
2008(3)	$14.99	0.06		(3.14)	(3.08)	—	—	—
Money Market Portfolio
Initial Class
2010	$1.00	$—	(2)	$—	$—	$—	$—	$—
2009	$1.00	—	(2)	—	—	—	—	—
2008	$1.00	0.02	(2)	—	0.02	(0.02)	—	(0.02)
2007	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
2006	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Service Class
2010	$1.00	$—	(2)	$—	$—	$—	$—	$—
2009	$1.00	—	(2)	—	—	—	—	—
2008(3)	$1.00	0.01	(2)	—	(0.01)	(0.01)	—	(0.01)
Blue Chip Portfolio
Initial Class
2010	$32.82	$0.82		$2.79	$3.61	$(0.75)	$—	$(0.75)
2009	$28.91	0.75		4.07	4.82	(0.91)	—	(0.91)
2008	$42.41	0.91		(13.55)	(12.64)	(0.86)	—	(0.86)
2007	$40.61	0.86		1.73	2.59	(0.79)	—	(0.79)
2006	$35.27	0.79		5.25	6.04	(0.70)	—	(0.70)
Service Class
2010	$33.71	$0.65		$3.01	$3.66	$(0.38)	$—	$(0.38)
2009	$28.87	0.38		4.64	5.02	(0.18)	—	(0.18)
2008(3)	$39.44	0.23		(10.80)	(10.57)	—	—	—

		Ratios/Supplemental Data
					Ratio of
	Total				Net
Net Asset	Investment		Ratio of	Ratio of	Investment
Value at	Return Based	Net Assets at	Total Expenses	Net Expenses	Income to	Portfolio
End	on Net Asset	End of Period	to Average	to Average	Average	Turnover
of Period	Value (1)	(in thousands)	Net Assets (3)	Net Assets (3)	Net Assets (3)	Rate

$15.27	15.05%	$79,332	0.59%	0.59%	2.31%	1%
$13.61	18.42%	$76,878	0.57%	0.57%	2.67%	14%
$11.93	(19.94)%	$71,044	0.55%	0.55%	2.70%	19%
$16.05	5.87%	$97,073	0.54%	0.54%	3.47%	14%
$16.32	11.99%	$93,796	0.55%	0.55%	2.98%	24%

$15.78	14.79%	$1,513	0.84%	0.84%	2.06%	1%
$13.99	18.13%	$1,112	0.82%	0.82%	2.39%	14%
$11.91	(20.55)%	$709	0.81%	0.81%	2.87%	19%

$1.00	0.12%	$9,610	0.48%	0.00%	0.12%	0%
$1.00	0.12%	$11,348	0.46%	0.09%	0.12%	0%
$1.00	1.91%	$14,631	0.46%	0.45%	1.92%	0%
$1.00	4.71%	$16,464	0.45%	0.45%	4.60%	0%
$1.00	4.43%	$8,557	0.54%	0.54%	4.37%	0%

$1.00	0.12%	$691	0.73%	0.00%	0.13%	0%
$1.00	0.11%	$485	0.71%	0.07%	0.10%	0%
$1.00	0.71%	$197	0.73%	0.69%	0.87%	0%

$35.68	11.28%	$71,734	0.34%	0.34%	2.39%	0%
$32.82	17.95%	$69,436	0.33%	0.33%	2.56%	0%
$28.91	(30.32)%	$62,138	0.31%	0.31%	2.46%	1%
$42.41	6.49%	$94,766	0.29%	0.29%	2.04%	2%
$40.61	17.42%	$90,261	0.31%	0.31%	2.07%	0%

$36.99	11.00%	$3,781	0.59%	0.59%	2.15%	0%
$33.71	17.65%	$2,503	0.57%	0.57%	2.19%	0%
$28.87	(26.80)%	$723	0.57%	0.57%	2.60%	1%

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period and is not annualized for periods less than one year.

(2)	Without a voluntary waiver/reimbursement of a portion of expenses for the period indicated, the Money Market Portfolio would have had per share net investment income as shown:

		Per Share
		Net Investment	Amount
	Year	Income	Reimbursed

Money Market Portfolio
Initial Class	2010	$—	$46,503
	2009	$—	$46,613
	2008	$0.02	$1,311
Service Class	2010	$(0.01)	$6,709
	2009	$—	$2,897
	2008	$0.01	$18

(3)	Service Class financial highlights are for the period June 1, 2008 to December 31, 2008. Respective ratios/supplemental data are computed on an annualized basis.

ADDITIONAL INFORMATION

Annual/Semi-Annual Reports to Shareholders:

Additional information about each Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The Fund’s annual report to shareholders contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the fiscal year covered by the report. You may obtain a free copy of the Fund’s annual and semi-annual reports by calling the Fund at 877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266. The Fund’s annual and semi-annual reports to shareholders are also available free of charge on the Farm Bureau Financial Services’ website at www.fbfs.com.

Statement of Additional Information:

The SAI, which contains additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. and copies of this information is available, upon paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1850 Washington, D.C. 20549.

You may obtain a free copy of the Fund’s SAI and you may make further inquiries by calling the Fund at 1-877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266. The Fund does not make the SAI available on a website because shares of the Fund are not offered directly to the public. Fund shares are offered only to the separate accounts of Participating Insurance Companies to fund VA contracts and VLI policies issued by such life insurance companies.

The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

Investment Company Act of 1940 File Number 811-05069

APPENDIX A — DESCRIPTION OF CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bond Ratings

Moody’s Investors Services, Inc.

Aaa:	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.
Aa:	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with “Aaa” securities.
A:	Bonds that are rated A possess many favorable investment attributes and may be considered as upper medium-grade obligations. This rating indicates an extremely strong capacity to pay principal and interest which is considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa:	Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba:	Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B:	Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa:	Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca:	Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.
C:	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR:	Not rated.

Standard & Poor’s Corporation

AAA:	Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.
AA:	Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in a small degree.
A:	Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB:	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

A-1

BB-B- CCC- CC:	Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D:	Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears
Plus(+) or Minus (−): The ratings from “AA” to “BB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR:	Not rated.

Commercial Paper Ratings

Moody’s Investors Services, Inc.

P-1:	The rating P-1 is the highest commercial paper rating assigned by Moody’s and indicates that, in Moody’s opinion, the issuer or supporting institution has a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries, (2) high rates of return on funds employed, (3) conservative capitalization structures with moderate reliance on debt and ample asset protection, (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.
P-2:	The rating P-2 indicates that, in Moody’s opinion, the issuer or supporting institution has a strong ability for repayment of senior short-term debt obligations. Strong ability for repayment will normally be evidenced by many of the characteristics listed under the description of “P-1.” Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Corporation

A-1:	This designation indicates that the degree of safety regarding timely payment of debt having an original maturity of no more than 365 days is either overwhelming or very strong.
A-2:	This designation indicates that capacity for timely payment of debt having an original maturity of no more than 365 days is strong; however, the relative degree of safety is not as high as for issues designated “A-1.”

A-2

EquiTrust Variable Insurance Series Fund
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2011
EquiTrust Variable Insurance Series Fund (the “Fund”) is an open-end diversified management investment company which consists of six Portfolios: the Money Market Portfolio, High Grade Bond Portfolio, Managed Portfolio, Strategic Yield Portfolio, Value Growth Portfolio and Blue Chip Portfolio. Each Portfolio has distinct investment objectives and policies and each is in effect a separate fund issuing two classes of shares: Initial Class Shares and Service Class Shares.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2011. The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Variable Insurance Series Fund for the fiscal year ended December 31, 2010 were filed with the Securities and Exchange Commission (the “Commission”) on February 23, 2011 and are incorporated by reference.
A copy of the Prospectus or Annual Report may be obtained without charge by calling the Participating Insurance Companies or by writing or calling the Fund at the address and telephone number shown below. Terms not defined herein shall have the meanings given them in the Prospectus.
EquiTrust Mutual Funds
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

i

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES
The Fund
EquiTrust Variable Insurance Series Fund was established as a Massachusetts Business Trust under a Declaration of Trust dated November 3, 1986. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). It is a series-type investment company consisting of the Money Market Portfolio, High Grade Bond Portfolio, Managed Portfolio, Strategic Yield Portfolio, Value Growth Portfolio and Blue Chip Portfolio (individually, a “Portfolio”; collectively, the “Portfolios”). Each Portfolio issues two classes of shares: Initial Class Shares and Service Class Shares. The Board of Trustees of the Fund (the “Board of Trustees”) may provide for additional portfolios or classes at any time.
Other than shares sold to Farm Bureau Life Insurance Company to seed the Fund, shares of the Fund are offered only to separate accounts of certain life insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) issued by such life insurance companies. The Fund currently does not foresee any disadvantage to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. If a conflict between VA contract holders and VLI policyowners arose that required a substantial amount of assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policyowners.
Individual VA contract holders and VLI policyowners are not “shareholders“of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the “Shareholders”), although such companies pass through voting rights to their VA contract holders and VLI policyowners. The interest of a contract holder or policyowner in the Fund is described in his or her VA contract or VLI policy and in the current prospectus for such contract or policy.
Investment Objectives
The investment objective(s) of each Portfolio is set forth below.

Money Market Portfolio	Seeks maximum current income consistent with liquidity and stability of principal.

High Grade Bond Portfolio	Seeks to generate as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities.

Strategic Yield Portfolio	Seeks as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.

Managed Portfolio	Seeks the highest level of total return through income and capital appreciation.

Value Growth Portfolio	Seeks long-term capital appreciation.

Blue Chip Portfolio	Seeks long-term growth of capital and income.

1

Investment Strategies and Techniques
A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the headings “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.” A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to this SAI. A description of the corporate bond and commercial paper ratings of Moody’s Investors Services, Inc. (“Moody’s”) and Standard Poor’s Corporation (“S&P”) is contained in APPENDIX A in the Prospectus.
The following is intended to augment the explanation in the Prospectus of certain strategies and techniques that are applicable to one or more of the Portfolios.
Foreign Securities
The Managed Portfolio and Value Growth Portfolio each may invest up to 25% of its net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and Strategic Yield Portfolio each may invest up to 25% of its net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio’s investment objectives. Investments are made only in securities of foreign issuers that are traded on U.S. exchanges and payable or denominated in U.S. dollars.
Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic inssuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws, or restrictions applicable to such investments and in exchange control regulations.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Although ADRs acquired by the Portfolios are traded on domestic exchanges, their values largely reflect the value(s) of the underlying security on foreign securities markets. The values of such underlying securities are a function of a number of factors, including the following. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Loans of Portfolio Securities
Each Portfolio may from time to time lend securities (but not in excess of 20% of its assets) from its Portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities,

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or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) EquiTrust Investment Management Services, Inc. (“EquiTrust” or “Adviser”) (under the review of the Board of Trustees) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.
The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable finders’, administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”), are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated, for federal income tax purposes, as qualified income for the purposes of the 90% test discussed under “FEDERAL INCOME TAXES.” Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize such Portfolio’s qualification as a regulated investment company under Subchapter M of the Code.
Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Portfolio. In addition, if the Portfolio is not able to get securities that it lends back from the borrower on a timely basis, the Portfolio may be exposed to a loss of investment opportunities.
Writing Covered Call Options
The writing of covered call options is a conservative investment technique that is generally considered to involve relatively little risk as compared to other options transactions. Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on portfolio securities representing up to 100% of its net assets in an attempt to enhance investment performance or to reduce risks associated with investments. A call option is a short-term contract, ordinarily having a duration of nine months or less, which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. One way for an option to be “covered” is for the writer to own the optioned security.
A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. In that event, the assets represented by the underlying security will temporarily be unavailable to meet any redemption requests.
A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forgo the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time

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prior to the expiration of its obligations as a writer and, that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying options will be listed on national securities exchanges, except that certain transactions in debt securities and related options need not be so listed.
A Portfolio may write options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Commission changes its position, the Portfolios will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by a Portfolio in options on securities is subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Portfolio may write may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of covered call options depends on the Adviser’s ability to forecast market movements correctly. As discussed above, the effective use of covered call options also depends on the Portfolio’s ability to terminate option positions at times when the Adviser deems it desirable to do so.
When-Issued and Delayed Delivery Transactions
From time to time, in the ordinary course of business, any of the Portfolios may purchase newly-issued securities appropriate for the Portfolio on a “when-issued” basis and may purchase or sell securities appropriate for the Portfolio on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.
At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Portfolio’s accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value (“NAV”). Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Portfolio’s accounting records, record the transaction and include the proceeds to be received in determining its NAV. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are NAV so long as the commitment remains in effect.

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The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling Portfolio securities consistent with the Portfolio’s investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The Adviser does not believe that a Portfolio’s NAV or income will be adversely affected by the purchase of securities on a when-issued or delayed delivery basis or the sale of securities on a delayed delivery basis.
A Portfolio may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio could earn soft dollar income which can be used to offset expenses; however, it is the Adviser’s intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above.
Mortgage-Backed Securities
The High Grade Bond, Strategic Yield and Managed Portfolios may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower total return. The value of these securities may also change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.
The High Grade Bond, Strategic Yield and Managed Portfolios may also purchase or sell collateralized mortgage obligations (“CMOs”), which are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio’s investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.
The average life of mortgage-backed and other types of mortgage related securities is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. During periods of rising interest rates, the average life of mortgage-backed securities may increase substantially because they are not likely to be prepaid, which may result in greater NAV fluctuation.
Asset-Backed Securities
The High Grade Bond, Strategic Yield and Managed Portfolios may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other types of asset-backed securities will be offered to investors in the future.
Repurchase Agreements
Each Portfolio may enter into repurchase agreements as a means of earning income for periods as short as overnight. A repurchase agreement is an agreement under which the Portfolio purchases a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price, thereby determining the yield during the Portfolio’s holding period.
That yield is determined by current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying securities is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the Portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the

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repurchase price. The Portfolios also may enter into a special type of repurchase agreement known as an “open repurchase agreement.” An open repurchase agreement varies from the typical repurchase agreement in the following respects: (i) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (ii) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and the duration of the agreement.
The Portfolios may enter into repurchase agreements only with banks or securities dealers and the underlying securities will consist of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. If a seller of a repurchase agreement were to default, the Portfolio might experience losses, including delays and expenses in enforcing its rights. Although no definitive creditworthiness criteria are used, the Adviser will review the creditworthiness of the seller of the repurchase agreement to evaluate the risks before a Portfolio may enter into the repurchase agreement.
A Portfolio may invest no more than 10% of its assets in repurchase agreements maturing in more than seven days, and no more than 25% of its assets in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit on the percentage of each Portfolio’s assets which may be invested in repurchase agreements which mature in less than seven days and which have underlying securities with maturities of less than one year. Open repurchase agreements are considered to mature in one day.
Reverse Repurchase Agreements
Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon price that reflects a rate of interest paid for the use of the funds for the period. Such transactions are advantageous only if the Portfolios have the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolios may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolios only enter into such agreements when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Portfolio’s investments. The Fund’s custodian maintains, in a segregated account, liquid securities of each Portfolio that have a value equal to or greater than the respective Portfolio’s commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of a Portfolio’s total assets.
Other Investment Companies
Each Portfolio may invest, subject to the investment limitations described below, in shares of other investment companies which seek to maintain a $1.00 NAV per share (“Money Market Funds”). The Portfolios intend to invest available cash balances in such Money Market Funds. In addition, the Portfolios may invest in such Money Market Funds for temporary defensive purposes (for example, when the Adviser believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests) or for other purposes. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro-rata portion of the Money Market Fund’s expenses, including advisory fees, which would increase the cost of holding Fund shares and decrease the Fund’s investment return.
Illiquid Investments and Restricted Securities
No Portfolio may invest more than 15% of its net assets (10% for the Blue Chip Portfolio and 5% for the Money Market Portfolio) in illiquid investments. Illiquid investments are ones that cannot be sold within seven days at approximately the price at which a Portfolio values the investment. Illiquid investments include most repurchase agreements maturing in more than seven days, time deposits with a notice

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or demand period of more than seven days, certain mortgage-backed securities, certain over-the-counter options contracts (and segregated assets used to cover such options), and many restricted securities. Restricted securities have a contractual restriction on resale or otherwise cannot be resold publicly until registered under the Securities Act of 1933 (the “1933 Act”).
Each of the Portfolios may invest in restricted securities. If restricted securities are illiquid, they are subject to the liquidity limitations described above. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Adviser pursuant to Board approved procedures. Such procedures take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional purchasers become for a time uninterested in purchasing certain restricted securities, a Portfolio’s holding of such securities may become illiquid. Even when determined to be liquid, restricted securities are less liquid than they would be if they were not restricted. Therefore the purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which they would trade if they were not restricted.
Investments in Capital Securities
Each Portfolio (other than the Money Market and Blue Chip Portfolios) may invest in capital (trust-preferred) securities. These securities are issued by trusts or other special purpose entities created for the purpose of investing in junior subordinated debentures. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which provide preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt. The issuers of these securities may defer interest payments for a number of years (up to five years), although interest continues to accrue cumulatively. In addition, the trust may be terminated and the debentures distributed in liquidation. Because of the structure of these securities, they have the characteristics, and involve the associated risks, of both fixed income and preferred equity securities. At the present time, the Internal Revenue Service treats capital securities as debt securities. In the event that the federal income tax treatment of interest payments of these types of securities is modified, the Portfolio will reconsider the appropriateness of continued investment in these securities. For purposes of percentage limitations applicable to the Portfolio, these securities will be treated as debt securities.
Lower-Rated Debt Securities
The Strategic Yield Portfolio normally invests primarily in income-bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income-bearing securities often do not meet the High Grade or Investment Grade quality level. Securities falling short of Investment Grade are commonly known as “junk bonds.” These lower-rated securities are, on balance, predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affect a Portfolio’s NAV. In addition, a Portfolio may incur additional expenses to the extent it were required to seek recovery upon a default in the payment of principal or interest on its income-bearing securities. Although some risk is inherent in all securities, holders of income-bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.

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Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with Investment Grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated income bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.
Lower-rated income bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower-rated high yielding security because of a call or buy-back feature, the deterioration of the issuer’s creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.
A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Adviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not so liquid as that for Investment Grade securities. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Adviser to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.
It is likely that a major economic recession could severely affect the market for, and the values of, lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.
A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.
From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Some such proposals have been enacted into law. If additional proposals were enacted into law, they could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing and could negatively affect the value of specific high yield issues. However, the likelihood of any such new legislation and the possible effect thereof is uncertain.
Zero coupon securities and pay-in-kind bonds involve additional special obligations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior

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to maturity or to a specified cash payment date when the securities begin paying current interest (the “cash payment date”), and therefore are issued and traded at a discount from their face amount or par value. The discount varies depending upon the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, absent financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than those of securities that pay interest periodically, and they are more likely to respond to changes in interest rates than non-zero coupon securities having similar maturities and credit quality. The credit risk factors pertaining to lower-rated securities generally also apply to lower-rated zero coupon bonds and pay-in-kind bonds. Such zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.
Current federal income tax law requires the holder of zero coupon securities or of certain pay-in-kind bonds (bonds that pay interest through the issuance of additional bonds) to accrue interest income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
Temporary Defensive Positions
Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests.
INVESTMENT RESTRICTIONS
Fundamental Policies
In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this Statement of Additional Information and in the Prospectus, the phrase “majority vote” of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy affecting only one Portfolio may be effected by a majority vote of the outstanding shares of such Portfolio.
Except as noted below, each Portfolio may not:
1.	As to 75% of the value of each Portfolio’s total assets (with the exception of the Money Market Portfolio which is subject to 100% of the value of its total assets), purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, as a result, more than 5% of the value of the Portfolio’s assets (taken at the time of investment) would be invested in securities of that issuer.

2.	Purchase more than 10% of any class of securities of any issuer (other than U.S. Government securities or government agency securities). For the purpose of this restriction, all outstanding debt securities of an issuer shall be deemed a single class of security and all preferred stocks of an issuer shall be deemed a single class of security.

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3.	Purchase any security, if, immediately after such purchase, more than 25% of the Portfolio’s total net assets would be invested in issuers in the same industry. This restriction does not apply to U.S. Government securities, government agency securities, obligations of banks or savings institutions, or to instruments secured by these instruments, such as repurchase agreements for U.S. Government securities (these instruments are described in Appendix A to the Prospectus).

4.	Purchase securities of other investment companies, except (i) by purchase in the open market involving only customary brokers’ commissions and only if immediately thereafter not more than 5% of such Portfolio’s total net assets would be invested in such securities, or (ii) as part of a merger, consolidation or acquisition of assets.

5.	Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

6.	Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

7.	Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or any officers or directors of the Fund’s investment adviser own individually more than 0.50% of the securities of such issuer and together own more than 5% of the securities of such issuer.

8.	Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

9.	Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total assets, or pledge or mortgage more than 15% of its total assets.

10.	Underwrite securities issued by others, except to the extent that it may be deemed to be a statutory underwriter in the sale of restricted securities which require registration under the Securities Act of 1933 before resale.

11.	Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the “bunching” of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund’s investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

12.	Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

13.	Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio’s investment objectives and policies, shall not be considered the making of a loan).

14.	Lend its portfolio securities in excess of 20% of its net assets or in a manner inconsistent with the guidelines set forth under “Investment Objectives, Policies and Techniques” in this Statement of Additional Information.

15.	Invest in foreign securities, except as follows: the Value Growth and Managed Portfolios may invest up to 25% of its net assets in foreign equity and debt securities

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traded on U.S. exchanges and payable in U.S. dollars, and the High Grade Bond and Strategic Yield Portfolios may each invest up to 25% of its net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.

16.	Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.
Non-Fundamental (Operating) Policies
The following are non-fundamental (operating) policies approved by the Board of Trustees. Such policies may be changed by the Board of Trustees without approval of the Shareholders. These non-fundamental policies are applicable to each of the Portfolios.
1.	Each Portfolio will not invest more than 15% of its total net assets in “illiquid” securities, except to purchase certain restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act, provided that such 144A security is, in this case, determined by the Adviser to be a liquid investment in accordance with appropriate procedures (10% for the Money Market and Blue Chip Portfolios).

2.	Each Portfolio intends to meet either the diversification standards set by Section 817(h)(2) of the Code or the diversification requirements prescribed by regulations promulgated under Section 817(h).

3.	Each Portfolio intends to comply in all material respects with insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.
If a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

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OFFICERS AND TRUSTEES
The Board of Trustees is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the Trustees of investment companies by the Investment Company Act. The Board of Trustees elects officers of the Fund annually. The officers and Trustees of the Fund, their ages and principal occupations for the past five years, affiliations, if any, with the Adviser, EquiTrust Marketing Services, LLC (the “Distributor”), and other significant affiliations are set forth below. Corporate positions may, in some instances, have changed during this period. The one Trustee listed with an asterisk is an “interested person” as defined in the Investment Company Act. Mr. Lang is an interested person of the Fund by virtue of his position with the Adviser, Distributor or an affiliate thereof.

		Term of		Number of
		Office &		Portfolios in
		Length		Fund Complex
	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Other Directorships Held by
Name, Address and Age(1)	with Fund	Served(2)	During Past Five Years	Trustee	Trustee

Interested Persons

Craig A. Lang* (59)	President, Chairman and Trustee	Since 2002	Chairman and Director, FBL Financial Group, Inc.; Mr. Lang serves as an officer and/or director/trustee of various affiliates of the foregoing. Dairy Farmer; past Chairman, Grow Iowa Values Fund; past Director, Iowa Department of Economic Development, Cattlemen’s Beef Board and Growmark, Inc.	12	Director, Farm Bureau Bank (San Antonio, Texas) and Iowa Telecommunications Services, Inc. (Newton, Iowa); Member, Iowa Board of Regents.

James E. Hohmann (54)	Vice President	Since 2009	Chief Executive Officer, FBL Financial Group, Inc.; Mr. Hohmann serves as an officer and/or director/manager of various affiliates of the foregoing. 2007 - 2009, President and Chief Executive Officer of Allstate Financial; prior to 2007, President, Conseco, Inc.	N/A	N/A

Kristi Rojohn (48)	Chief Executive Officer Secretary Chief Compliance Officer and Compliance Vice President	Since 2009 Since 1990 1990-2009	Chief Executive Officer and Secretary, EquiTrust Series Fund, Inc.; Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc.; Compliance Vice President, Secretary and Manager, EquiTrust Marketing Services, LLC; Compliance Vice President, FBL Financial Group, Inc. and other affiliates of the foregoing.	N/A	N/A

James P. Brannen (48)	Chief Financial Officer and Treasurer	Since 2007	Chief Financial Officer and Chief Administrative Officer, Treasurer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Financial Officer, Treasurer and Director/Manager, EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC; Chief Financial Officer and Treasurer, EquiTrust Series Fund, Inc.; Chief Financial Officer, Chief Administrative Officer, Treasurer and Director, FBL Leasing Services, Inc.; Chief Administrative Officer, Treasurer, Crop1 Insurance Direct, Inc.	N/A	N/A

12

		Term of		Number of
		Office &		Portfolios in
		Length		Fund Complex
	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Other Directorships Held by
Name, Address and Age(1)	with Fund	Served(2)	During Past Five Years	Trustee	Trustee

Richard J. Kypta (58)	Executive Vice President General Counsel	Since 2007 2007-2009	Executive Vice President, FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Senior Vice President, Secretary and Director, FBL Leasing Services, Inc., Western Computer Services, Inc. and Crop1 Insurance Direct, Inc.; 2005 — 2007, Senior Vice President and Chief Operating Officer, Aviva USA Corporation.	N/A	N/A

Charles T. Happel (49)	Vice President- Investments	Since 2008	Vice President — Investments, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Western Computer Services, Inc.	N/A	N/A

David A. McNeill (55)	General Counsel	Since 2009	General Counsel, FBL Financial Group, Inc.; Mr. McNeill serves as an officer and/or director of various affiliates of the foregoing; Prior to 2009, Vice President - Assistant General Counsel, FBL Financial Group, Inc.	N/A	N/A

Jennifer Morgan (40)	Chief Compliance Officer and Assistant Secretary	Since 2009 Since 2005	Chief Compliance Officer and Assistant Secretary, EquiTrust Series Fund, Inc.; Assistant Secretary, EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC.	N/A	N/A

Erika Horstmann (45)	Assistant Secretary	Since 2011	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Series Fund, Inc.	N/A	N/A

13

		Term of		Number of
		Office &		Portfolios in
		Length		Fund Complex
	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Other Directorships Held by
Name, Address and Age(1)	with Fund	Served(2)	During Past Five Years	Trustee	Trustee

Sara Tamisiea (28)	Assistant Secretary	Since 2006	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Series Fund, Inc.	N/A	N/A

Jodi Winslow (36)	Assistant Secretary	Since 2004	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Series Fund, Inc.	N/A	N/A

Independent Persons

Erwin H. Johnson (68) 1841 March Avenue Charles City, Iowa 50616-9115	Lead Independent Trustee	Since 1989	Farmer; Owner and Manager, Center View Farms Co.; Farm Financial Planner, Iowa State University Cooperative Extension Service.	12	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (68) 51606 590th Street Atlantic, Iowa 50022-8233	Trustee	Since 1996	President, K-Ranch Inc.	12	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (55) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Trustee	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants	12	N/A

James D. Wallace (56) 1111 Ashworth Road West Des Moines, IA 50265	Trustee	Since 2004	President, CEO and Chairman, GuideOne Insurance and various subsidiaries	12	GuideOne Insurance and various subsidiaries

Erlin J. Weness (66) 1620 Pinewood Drive Worthington, Minnesota 56187	Trustee	Since 2003	Owner and Operator, Weness Consulting; Professor Emeritus and Retired Extension Educator-Farm Management, University of Minnesota	12	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency
					(Worthington, Minnesota),
					First Rushmore
					Bancorporation
					(Worthington, Minnesota),
					Pioneer Public Television
					and Community World South
					LLP

(1)	All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.

(2)	Officers are elected annually by the Board of Trustees and their terms continue until they are replaced or resign. Each trustee shall serve as a trustee of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such trustee or a successor to such trustee, and until his successor is elected and qualified, or until such trustee sooner dies, resigns or is removed.

14

The officers and Trustees of the Fund also serve in similar capacities as officers and directors of EquiTrust Series Fund, Inc. All, except one, of the Fund’s officers and interested Trustees are also officers and directors of the Adviser and/or Distributor or an affiliate thereof. The Fund’s interested Trustees and officers serve without any compensation from the Fund. Each independent Trustee receives an annual retainer of $10,000 for serving on the boards of all Funds in the EquiTrust Fund Complex, a fee of $1,500 plus expenses for each Trustees’ meeting of the EquiTrust Fund Complex attended and a fee of $1,000 ($1,250 for committee chairmen) plus expenses for each committee meeting attended. A fee of $250 is paid for each telephonic board meeting attended. For the fiscal year ended December 31, 2010, the Fund paid Trustees’ fees totaling $45,250.
The following table sets forth compensation received by the independent Trustees of the Fund for the year ended December 31, 2010. The information in the last column of the table sets forth the total compensation received by all independent Trustees for year 2010 for services as a Trustee of the Fund and director of other funds in the EquiTrust Fund Complex.

		Pension and	Total Compensation
		Retirement Benefits	From All Funds in
	Aggregate Compensation	Accrued as Part of	the Equitrust
Name of Trustee	From the Fund	Fund Expenses	Fund Complex*
Mr. Johnson	$9,000	$0	$18,000
Mr. Kay	9,000	0	18,000
Mr. Plate	9,000	0	18,000
Mr. Wallace	9,250	0	18,500
Mr. Weness	9,000	0	18,000

*	The EquiTrust Fund Complex consists of two registered investment companies with a total of 12 portfolios.
Trustees and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.
The following table sets forth the dollar range of securities in the Fund held by each Trustee and the aggregate dollar range of securities for all Funds in the EquiTrust Fund Complex held by each Trustee for the year ended December 31, 2010.

Aggregate Dollar Range of
	Dollar Range of		Equity Securities in All Funds
	Securities in the Fund by		Overseen by Trustee in
Name of Trustee	Portfolio		EquiTrust Fund complex*
Interested
Craig A. Lang	Value Growth	$1-$10,000	$10,001-$50,000
	Blue Chip	$1-$10,000
	Managed	$1-$10,000

15

Aggregate Dollar Range of
	Dollar Range of	Equity Securities in All Funds
	Securities in the Fund by	Overseen by Trustee in
Name of Trustee	Portfolio	EquiTrust Fund complex*
Independent
Erwin J. Johnson	None	Over $100,000
Kenneth Kay	None	$10,001-$50,000
Steven W. Plate	None	$10,001-$50,000
James D. Wallace	None	$10,001-$50,000
Erlin J. Weness	None	$10,001-$50,000

*	The EquiTrust Fund complex consists of two registered investment companies with a total of 12 portfolios.
As of December 31, 2010, the officers and Trustees, as a group, owned less than 1% of each Portfolio’s outstanding shares.
Trustee Experience and Qualifications
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee in light of the Fund’s business and structure.
Erwin H. Johnson. Mr. Johnson has served as a trustee of the Fund since 1989 and the Lead Independent Trustee since 2007. He is a farmer and is the owner and manager of Center View Farms Co. He is also a farm financial planner with the Iowa State University Corporative Extension Service and has been on the Board of First Security Bank and Trust Co. since 1987. He was a consultant for ACDI/VOCA in Mongolia in 2000 and for Iowa State University on projects for economics and agribusiness in transition in 1997 and Czech-Slovak projects in 1994 and 1996. From 1970 to 1971, Mr. Johnson was an underwriter for Iowa Farm Bureau Family of Insurance, and from 1966 to 1969, was an agricultural field coordinator and/or volunteer in Laos. He has been involved with the following organizations: Floyd County 4-H Committee, International Activities Task Force of Iowa Farm Bureau Foundation, Farm Bureau (Soybean Producers), Farm House Fraternity, Alpha Zeta Fraternity, West St. Charles United Methodist Church, Iowa and Floyd County Master Pork Producers, Floyd County Farm Bureau, Charles City Community High School and International Farm Youth Exchange Delegation to Venezuela. Mr. Johnson has a B.S. in agricultural education from Iowa State University.
Craig A. Lang. Mr. Lang has served as President, Chairman of the Board and a trustee of the Fund since 2002. He is currently the Chairman of the Board and chair of the Executive Committee of FBL Financial Group. Inc. He has been a director of the Iowa Farm Bureau Federation since 1992 and was its Vice President for six years beginning in 1995. He has been a director of Farm Bureau Mutual Insurance Company and Farm Bureau Life Insurance Company since 1993. In December 2001, he was elected President of the Iowa Farm Bureau Federation and director and President of its subsidiary, Farm Bureau Management Corporation. He was also then named President of Farm Bureau Life and Farm Bureau Mutual (until 2003), a director and President of EquiTrust Life, and a director of Western Agricultural Insurance Company (Western Ag). In 2003, Mr. Lang was elected to the board of directors of the American Farm Bureau Federation. He is also a director of FB BanCorp. He served as the Iowa governor’s appointed chairman of the Grow Iowa Values Fund, within the Iowa Department of Economic Development, in 2003 and 2006. Mr. Lang was named a member of the Iowa Board of Regents in April 2007. Mr. Lang is the lead director of Iowa Telecom and chairman of its Compensation Committee. Mr. Lang has farmed since 1973 in partnership with his father and brother and two sons on 1,300 acres near Brooklyn, Iowa where they have a 600 head dairy operation.
Kenneth Kay. Mr. Kay has served as a trustee of the Fund since 1996. He is the owner, operator and President of K-Ranch, Inc., a farming and livestock enterprise. Mr. Kay has been on the Board of First University Bank & Trust since 1991. He was active with Farm Bureau, serving as a past President and Vice President of the Voting Delegate of Cass County, Chairman of the Iowa Young Member Committee and as a board member and Chairman of the Young Farmer and Rancher Committee of American Farm Bureau Foundation. He has also been active in the Atlantic Community Schools, having served on the Board of Education for six years, as President for two years, on a state advisory committee for three years, on the Atlantic School District Strategic Planning Committee for two years and as a current member of the School Improvement Advisory Committee. Mr. Kay was on the Atlantic Industrial Foundation Board for two years and the Cass Atlantic Development Corporation Board for two years. He is a past President of the Lions Club and an elder and deacon of First United Presbyterian Church.
Steven W. Plate. Mr. Plate has served as a trustee of the Fund since 2003 and has served as Chairman of the Nominating Committee since 2008. He has been a Certified Public Accountant since 1980 and founder and owner of Plate, Baker & Co., P.C., a certified public accounting firm, since 1981. He received the Certificate of Achievement in AICPA’s Personal Financial Planning Program in 1991. Mr. Plate also served as Treasurer of the Grinnell Regional Medical Center from 1990 to 1998 and has been involved with various local boards and committees.
James D. Wallace. Mr. Wallace has served as a trustee of the Fund since 2004 and as Chairman of the Audit Committee since 2005. The Board of the Fund has determined that Mr. Wallace is an “audit committee financial expert” as defined by the SEC. In June 2001, Mr. Wallace was elected President and CEO, as well as was elected to the Board of GuideOne Insurance. In February 2009, he was named Chairman of the Board of GuideOne Insurance. Previously, Mr. Wallace was the President and Chief Executive Officer of National Travelers Life Company in Des Moines. He joined National Travelers in April 1996 as President and Chief Operating Officer and was elected to its Board of Directors in May 1996. Prior to serving at National Travelers, Mr. Wallace was a Partner and Director of Insurance Services for the Eastern half of the United States for Ernst & Young. During his two decades with Ernst & Young, Mr. Wallace worked extensively with life and property and casualty insurance companies, as well as their related entities, including mutual fund companies and broker-dealers. He was responsible for all services provided to the insurance industry in the eastern half of the United States, including auditing, actuarial and management consulting. A magna cum laude graduate of Drake University in 1977, Wallace is a Certified Public Accountant and a Fellow of the Society of Actuaries. He is also a member of the American Academy of Actuaries and the Iowa Society of CPAs and a former member of the American Institute of CPAs. Mr. Wallace has been involved in the following organizations: Health Insurance Association of America Board of Directors; Mutual President’s Association; 1997 American Heart Association Heart Walk in Des Moines, Iowa (Co-Chairman); Junior Achievement of Central Iowa Board of Directors; Young President’s Organization; Des Moines Club Board Member; Bernie Lorenz Recovery Home (President and Board Member); Iowa Life and Health Insurance Association (President); St. Augustin Parish Tithing Committee (Chairman) and Finance Council (Chairman); Bankers Trust Company Board of Directors; ACLI Forum 500 Section Board of Governors; CEO Breakfast Club; Standard & Poor’s Insurer Advisory Council; Secretary of the Des Moines Chapter of Legatus; Greater Des Moines Partnership Board of Directors and Executive Committee; Greater Des Moines Community Development Board (Vice Chair); Minority Business Coalition Subcommittee (Chairman); Greater Des Moines Committee; 2003 Greater Des Moines American Heart Walk (Chairman); American Heart Association, Central Iowa Chapter Board of Directors; United Way Financial Services Major Firms Chairman; Drake University National Advisory Council to the School of Business; PCI Board of Governors and Audit Committee; ISS Board of Directors; YMCA Board of Directors and Audit Committee; Dowling Foundation Board of Directors; Des Moines University Glanton Scholarship Committee Member; Drake University School of Actuarial Science Advisory Committee; Des Moines Art Center Board of Directors; and Des Moines Diocese Financial Council.
Erlin J. Weness. Mr. Weness has served as a trustee of the Fund since 2003. He is the owner and operator of Weness Tax and Consulting. He is currently Professor Emeritus at the University of Minnesota, an enrolled agent with the Internal Revenue Service, member of the National Association of Tax Professionals and member (past National Chair) of the National Association of Farm Business Analysis Specialists. He was a former extension educator in farm management for the University of Minnesota for 34 years where he wrote and taught on farm and business management and financial planning, as well as a faculty member in the applied economics department at the University of Minnesota for 12 years. Mr. Weness has been an officer and director who served on the audit and IT committees of First State Bank Southwest for 25 years, an officer and director of First State Insurance Agency Southwest Inc. for 20 years, an officer and director of Community Wind South for 6 years and director of Pioneer Public Television for 4 years. He has a B.S. in agricultural education and a masters in agriculture from the University of Minnesota. He is a current member (past President, Vice President, Program chair and board member) of Worthington Noon Kiwanis Club and of American Lutheran Church. Mr. Weness has been involved with the following organizations: Worthington Regional Hospital Board of Trustees, Meals on Wheels, local United Way Board of Directors, Junior Achievement, 4-H, Toastmasters and Dollars for Scholars board.
Board Structure
The Fund’s Board of Trustees manages the business affairs of the Fund. The Trustees establish policies and review and approve contracts and their continuance. The Trustees regularly request and/or receive reports from the Adviser, the Fund’s other service providers and the Fund’s Chief Compliance Officer. The Board is comprised of six Trustees, five of whom are independent Trustees. The Chairman of the Board is an interested trustee. The independent trustees have selected a Lead Independent Trustee to serve for a one-year term or until a successor is selected. The Lead Independent Trustee, among other things, reviews draft agendas prior to meeting materials being distributed to the full Board, chairs executive sessions of the independent Trustees, serves as the chair of Board meetings when the Chairman is absent and is the principal contact for management’s questions to the Board. The Board has established two standing committees, each of which is comprised of all independent Trustees. The Audit Committee recommends the selection of an independent registered public accounting firm for the Fund; reviews with such independent registered public accountants the planning, scope and results of their audit of the Fund’s financial statements and the fee for services performed; reviews financial statements of the Funds; and receives audit reports. The Nominating Committee selects and nominates all nominees for Board positions to be held by independent persons. The Fund’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Fund’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Fund’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.
Committees of Board of Trustees
The Audit Committee consists of five members, including Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are independent Trustees of the Fund. The Audit Committee met two times during the Fund’s fiscal year ended December 31, 2010.
The Nominating Committee consists of five members, Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are independent Trustees of the Fund. The Nominating Committee did not meet during the Fund’s fiscal year ended December 31, 2010. Shareholders may submit recommendations for nominees to the Board of Trustees by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary to the attention of the Chairman of the Nominating Committee. To receive consideration for a particular vacancy, suggestions for nominees must be submitted by such date as established by the Nominating Committee.
Risk Oversight
Consistent with its responsibility for oversight of the Fund and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Fund also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Fund and other service providers.
The Board requires senior officers of the Fund, including the President, Chief Executive Officer, Chief Financial Officer/Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Chief Financial Officer/Treasurer also reports to the Audit Committee on the Fund’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program and the CCO meets separately with the independent Trustees in executive session. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Portfolios, as well as reports and minutes from the Adviser’s valuation committee. The Board also receives reports from the Fund’s primary service providers on a periodic or regular basis, including the Adviser to the Fund as well as the Fund’s custodian, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.
INVESTMENT ADVISER
The following information supplements the information set forth in the Prospectus under the heading “Portfolio Management.” Pursuant to an Investment Advisory and Management Services Agreement dated April 6, 1987 (“Agreement”), EquiTrust Investment Management Services, Inc. (“Adviser”) acts as the Fund’s investment adviser and manager, subject to the review of the Board of Trustees. The Agreement was amended August 21, 1996, May 1, 1997 and May 21, 2003. The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. At December 31, 2010, 63.90% of the outstanding voting power of FBL Financial Group, Inc. was owned in shares of various classes by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The Adviser also acts as the investment adviser to individuals, institutions and one

16

other mutual fund: EquiTrust Series Fund, Inc. Personnel of the Adviser also manage investments for the portfolios of insurance companies.
The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser’s other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.
Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objective(s) and policies of each Portfolio, determining, for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio’s assets shall be held uninvested, subject always to: (i) the provisions of the Declaration of Trust, the Fund’s by-laws, the Investment Company Act and applicable requirements of the Code; (ii) the Portfolio’s investment objective(s), policies and restrictions; and (iii) such policies and instructions as the Board of Trustees may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary from the Fund as trustees, officers or agents of the Fund if duly elected to such positions.
The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser’s investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described below.
As compensation for the investment advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows:

	Average Daily Net Assets
	First	Second	Over
Portfolio	$200 Million	$200 Million	$400 Million
Money Market	0.25%	0.25%	0.25%
High Grade Bond	0.30%	0.275%	0.25%
Strategic Yield	0.45%	0.45%	0.40%
Managed	0.45%	0.45%	0.45%
Value Growth	0.45%	0.45%	0.40%
Blue Chip	0.20%	0.20%	0.20%
The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund’s general administrative expenses, allocated on the basis of the Portfolio’s net assets. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; Portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; all expenses of registering the Fund’s shares under federal and state securities laws; the typesetting costs of printing Fund prospectuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; fees and expenses of independent registered public accounting firms, legal counsel, custodian, transfer and dividend disbursing agents and any registrar; fees of trustees who are not affiliated with the Adviser; insurance

17

premiums for fidelity bond and other coverage of the Fund’s operations; such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and trustees with respect thereto; and other general expenses. See “OTHER INFORMATION—Accounting Services” in the Prospectus and “UNDERWRITING AND DISTRIBUTION EXPENSES” in this SAI for a description of certain other Fund expenses.
The Agreement was most recently approved for continuance on November 18, 2010 by the Board of Trustees, including a vote of a majority of the Trustees who are not “interested persons” of either party to the Agreement. Unless earlier terminated as described below, the Agreement will remain in effect until November 30, 2011. Thereafter, the Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by (a) the vote of a majority of those Trustees who are not parties to the Agreement or “interested persons” of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the Trustees or (ii) the vote of a majority of the outstanding shares of such Portfolio.
The Agreement will be deemed to have been approved or disapproved by the Shareholders of a Portfolio if a majority of the outstanding shares of such Portfolio vote for or against approval of the Agreement, notwithstanding (a) that the Agreement has not been approved or disapproved by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved or disapproved by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60 days’ notice by either party, and will terminate automatically upon assignment.
The Agreement provides that the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.
Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Adviser’s opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.
For the fiscal years ended December 31, 2010, 2009 and 2008, the advisory and management fee expense was as follows:

Name of Portfolio	2010	2009	2008
Money Market Portfolio	26,668	32,387	$39,647
High Grade Bond Portfolio	165,709	140,234	$138,451
Strategic Yield Portfolio	182,312	164,864	$192,206
Managed Portfolio	347,186	322,287	$390,258
Value Growth Portfolio	234,253	207,765	$265,124
Blue Chip Portfolio	143,837	125,483	$159,092
The Adviser has also agreed to reimburse any Portfolio of the Fund to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of its average daily net assets for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement agreement will remain in effect for as long as the Agreement remains in effect and cannot be changed without a shareholder vote. In addition, the Adviser has agreed to reimburse the Initial Class Shares of any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. For the year ended December 31, 2010, no expense reimbursements were made to the Fund by the Adviser. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 2011.

18

Portfolio Manager Information
The table below discloses other accounts for which the managers of the Adviser are primarily responsible, on a day-to-day basis, for the most recently completed fiscal year ended December 31, 2010.

	Registered		Other Pooled
	Investment		Investment
	Companies		Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
Portfolio Managers	Accounts	($mm)	Accounts	($mm)	Accounts	($mm)
Robert J. Rummelhart	2	$29	N/A	N/A	2	$13,131
Douglas G. Higgins	3	$146	N/A	N/A	N/A	$ N/A
Laura K. Beebe*	1	$7	N/A	N/A	N/A	N/A
Mark Sandbulte	3	$146	N/A	N/A	5	$106

*	Ms. Beebe began serving as manager of the Money Market Portfolio on April 18, 2011. The data shown is as of April 20, 2011.

For other accounts managed by the portfolio managers, the table below shows the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered		Other Pooled
	Investment		Investment
	Companies		Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
Portfolio Managers	Accounts	($mm)	Accounts	($mm)	Accounts	($mm)
Robert J. Rummelhart	N/A	N/A	N/A	N/A	N/A	N/A
Douglas G. Higgins	N/A	N/A	N/A	N/A	N/A	N/A
Laura K. Beebe	N/A	N/A	N/A	N/A	N/A	N/A
Mark Sandbulte	N/A	N/A	N/A	N/A	N/A	N/A
Each portfolio manager receives a fixed, base salary from FBL Financial Group Inc., stock options and contributions to its pension program. In addition, cash bonuses are awarded annually, based on the attainment of firm-wide goals set for FBL Financial Group, Inc. No part of any portfolio manager’s compensation is derived from performance or asset size of any Portfolio.
Material Conflicts of Interest
Material conflicts of interest that may arise in connection with the managers’ oversight of the Portfolios’ investments and the investments of other accounts managed include conflicts between the investment strategy of a Portfolio and the investment strategy of such other accounts and conflicts associated with the allocation of investment opportunities between a Portfolio and such other accounts.
By implementing investment strategies of various accounts, a manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts or accounts that pay higher fees. These accounts may include, among others, mutual funds and separate accounts.
Managers make investment decisions for each Portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that Portfolio. Consequently, managers may purchase (or sell) securities for one Portfolio and not

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another Portfolio, or may take similar actions for different Portfolios at different times. Consequently, the mix of securities purchased in one Portfolio may perform better than the mix of securities purchased for another Portfolio. Similarly, the sale of securities from one Portfolio may cause that Portfolio to perform better than others if the value of those securities declines.
Potential conflicts of interest may also arise when allocating and/or aggregating trades. Managers often aggregate into a single trade order several individual contemporaneous orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.
Ownership of Securities
As of December 31, 2010, neither Mr. Rummelhart, Mr. Higgins nor Mr. Sandbulte owned any securities issued by any Portfolio of the Fund. As of April 20, 2011, Ms. Beebe did not own any securities issued by any Portfolio of the Fund.
UNDERWRITING AND DISTRIBUTION EXPENSES
Pursuant to an Amended and Restated Underwriting Agreement (“Underwriting Agreement”), EquiTrust Marketing Services, LLC (the “Distributor”), 5400 University Avenue, West Des Moines, IA 50266, an affiliate of the Adviser, serves as principal underwriter and sole distributor of the Fund’s shares. Under the terms of the Underwriting Agreement, the Adviser is not obligated to sell any specific number of shares. Unless terminated earlier as described below, the Underwriting Agreement will continue in effect from year to year so long as its continuance is approved annually by (a) the vote of a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” of either party to the Underwriting Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the Trustees or (ii) the vote of a majority of the outstanding shares of the Fund. The Underwriting Agreement may be terminated without penalty at any time upon six months’ notice by either party, and will terminate automatically upon assignment. The Distributor has authority, pursuant to the Underwriting Agreement, to enter into similar contracts with other investment companies.
Pursuant to the Underwriting Agreement, the Fund is responsible for the payment of all fees and expenses of registering its shares under federal and state securities laws. The Fund will also pay the fees and expenses incurred in connection with: (i) the preparation, printing and mailing of annual prospectuses to existing Shareholders; (ii) the preparation, printing and mailing of any notice, proxy statement, report, supplemental prospectus or other communications to Shareholders; and (iii) the printing and mailing of confirmations of purchases of shares. The Fund will also pay for certain other items, including, but not limited to, the following: any issue or initial transfer taxes; the wiring of funds for share purchases and redemptions (unless paid by the Shareholder who initiates the transaction); and the printing and postage of business reply envelopes. The above-described expenses will be allocated among the Portfolios on the basis of their respective net assets.
The Distributor is obligated to pay for the printing (but not the typesetting) and distribution of prospectuses and statements of additional information to prospective VA contractholders and VLI policyholders, and the preparation, printing and distribution of any reports or other literature or advertising in connection with the offering of the shares. The Distributor pays all fees and expenses in connection with its qualification and registration as a broker-dealer under federal and state laws. The Distributor also pays for any activity which is primarily intended to result in the sale of shares of the Fund.
The Distributor has entered into agreements with Participating Insurance Companies pursuant to which the Participating Insurance Companies will assume the Distributor’s obligation to pay for the

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printing and distribution of prospectuses of the Fund in connection with the Participating Insurance Companies’ sale of VA contracts and VLI policies. The Distributor continuously offers shares of each Portfolio of the Fund to the separate accounts of Participating Insurance Companies. Such shares are sold at their respective NAV and involve no sales charge.
The Fund and the Distributor have entered into a Distribution and Shareholder Services Plan and Agreement dated February 14, 2008 with respect to the Service Class Shares of each Portfolio (the “Distribution Agreement”). The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Portfolio at any time without penalty by the Fund. Termination by the Fund with respect to a Portfolio may be by vote of a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of that Portfolio as defined under the Investment Company Act. The Distribution Agreement may not be amended with respect to a Portfolio to increase the fee to be paid by the Portfolio without approval by a majority of the outstanding voting securities of that Portfolio, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement.
For its services under the Distribution Agreement, each Portfolio pays the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of the Service Class Shares of the Portfolio. The Distribution Agreement is a “compensation type” plan, which means that the Distributor may receive compensation that is more or less than the actual expenditures made. Since the Distribution Agreement applies to all Portfolios, the fees paid by one Portfolio may be used to finance distribution of the shares of another Portfolio, and the distribution and shareholder services fee payable to the Distributor is allocated among the Portfolios based on relative net asset size.
During the fiscal year ended December 31, 2010, the Fund’s Service Class Shares paid $42,885 in annual distribution fees to the Distributor. The Distributor did not retain any of these fees.
During the fiscal year ended December 31, 2010, the Distributor incurred expenses for the Service Class Shares in the amounts noted: $26,828 for management services, $1,744 for advertising, $2,104 for rent, $694 for postage and $2,718 for various other operating expenses. The Distributor also paid other broker/dealers $3,490.
The Distributor also acts as principal underwriter and a distributor of the shares of EquiTrust Series Fund, Inc.
The Board of Trustees has determined that in its judgment there is a reasonable likelihood that the Distribution Agreement will benefit the Service Class Shares of the Portfolios and their Shareholders. If the size of the Service Class Shares in each Portfolio is increased rapidly, fixed expenses will be reduced as a percentage of each Shareholder’s investment. The distribution and shareholder services fee will also provide the Distributor and others an incentive to promote the Service Class Shares of the Portfolio and to offer individual VA contractholders and VLI policyowners prompt and efficient service. The managers and officers of the Distributor and its affiliates, including the officers and interested Trustees of the Fund, have a direct or indirect financial interest in the Distribution Agreement. The independent trustees of the Fund do not have any direct or indirect financial interest in the Distribution Agreement.
PROXY VOTING
The Board has delegated the authority for voting proxies relating to the Fund’s portfolio securities to the Adviser, who has agreed to vote such proxies according to the Adviser’s Proxy Voting Policies and Procedures. The Adviser’s Proxy Voting Policies and Procedures set forth the general principles

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used to determine how the Adviser votes proxies on securities in client accounts for which the Adviser has proxy voting authority, including the Fund. The Adviser’s general policy is to vote proxies in the best interests of clients. In pursuing this policy, the Adviser votes in a manner that is intended to maximize the value of client assets and seeks to align the interests of management of the companies in which it invests with the interests of clients.
The Adviser’s Proxy Voting Policies and Procedures describe how the Adviser usually votes proxies on various matters, such as proposals on corporate governance, changes to capital structure and routine matters including the election of directors and ratification of the appointment of an independent registered public accounting firm. The Adviser’s Proxy Voting Policies and Procedures provide that proxies with respect to foreign companies may not be voted where the company is in a country which prohibits shareholders who vote proxies from trading the company’s shares within a given period of time around the shareholder meeting date (“share blocking”). If the application of the voting guidelines is unclear, the matter is not covered by the voting guidelines or the voting guidelines call for case-by-case review, the Adviser’s Investment Committee will formulate a recommendation on the matter in accordance with the Adviser’s goal of maximizing client assets.
The Adviser’s Proxy Voting Policies and Procedures describe how the Adviser addresses conflicts of interest between the Adviser and its clients, including Fund shareholders, with respect to proxy voting decisions. Actual or potential conflicts of interest involving a company or companies affiliated with the Adviser of which the Adviser is unaware are not considered conflicts of interest covered by the Proxy Voting Polices and Procedures. To resolve conflicts of which it is aware, the Adviser will (1) obtain client consent before voting in accordance with the voting guidelines or the recommendation of the Investment Committee, (2) refer the matter to a third party proxy voting service or (3) the Investment Committee will prepare a report documenting the conflict, the procedures used to address the conflict, any contacts from outside parties regarding the proposal and the reason for the recommendation. Please refer to Appendix C of this SAI for a copy of the policies and procedures adopted by the Adviser.
Information regarding how the Fund voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-860-2904, and on the Commission’s website at http://www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio’s transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers. The Adviser regards information which is customarily available only in return for brokerage as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser’s own efforts in the performance of its duties under the Agreement. Any research benefits derived are available for all clients and not all research services may be used by the Adviser in connection with the Fund.
Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, include: advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and

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performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).
If, in the judgment of the Adviser, the Fund or any Portfolio will be benefited by such supplemental research services, the Adviser is authorized to pay greater spreads or commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available in every case. Information received from brokerage research will be in addition to and not in lieu of the services required to be performed by the Adviser under the Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of portfolio transactions for the Fund. The Fund and each Portfolio paid brokerage commissions during the fiscal years ended December 31, 2010, 2009 and 2008 as follows:

Name of Portfolio	2010	2009		2008
Total	$24,914	$134,703	*	$118,473
Money Market Portfolio	$0	$0		$0
High Grade Bond Portfolio	$0	$0		$0
Strategic Yield Portfolio	$0	$0		$0
Managed Portfolio	$6,267	$32,794		$50,947
Value Growth Portfolio	$13,513	$101,702		$63,567
Blue Chip Portfolio	$5,134	$207		$3,959

*	All brokerage commissions paid during the fiscal year ended December 31, 2010 were paid to brokers who provided research services. During the fiscal year ended December 31, 2010, the total amount of securities transactions on which the Managed Portfolio, Value Growth Portfolio and Blue Chip Portfolio paid brokerage commissions were $3,231,839, $6,247,206 and $4,561,373, respectively.

In some instances, the Portfolios may deal in securities which are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the “third market.” Where transactions are executed in the over-the-counter or “third market,” the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments generally are traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio’s securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.
Certain investments may be appropriate for certain of the Portfolios and the Adviser’s other clients. Investment decisions for the Portfolios and such other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current respective holdings, availability of cash for investment and the size of their respective investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients on the same day. In this event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Adviser that the benefits available, because of the Adviser’s organization, outweigh any disadvantages that may arise from exposure to simultaneous

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transactions. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Portfolio.
PORTFOLIO TURNOVER
The portfolio turnover rates for the Portfolios are set forth under “FINANCIAL HIGHLIGHTS” in the Prospectus. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Portfolio’s securities during a fiscal year by the average monthly value of the Portfolio’s securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Thus, the portfolio turnover rate measures only that portion of the Portfolio that is considered to be long-term. Portfolio turnover rates may be affected by factors such as purchase and redemption requirements and market volatility and may vary greatly from time to time. Frequency of portfolio turnover will not be a limiting factor if the Adviser deems it desirable to purchase or sell securities. Increased portfolio turnover may result in greater brokerage commissions and consequent expense to the Portfolio.
PORTFOLIO HOLDINGS INFORMATION
It is the Fund’s policy to protect the confidentiality of Portfolio holdings and prevent the selective disclosure of non-public information concerning the Portfolios. The Fund maintains Portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to VA contract holders, VLI policyowners, Participating Insurance Companies and third parties of information regarding investments held by the Portfolios. These Portfolio holdings disclosure policies and procedures have been approved by the Fund’s Board of Trustees.
In accordance with Commission regulatory requirements, each Portfolio files a complete schedule of its holdings within 60 days of the end of each fiscal quarter in either the Fund’s annual and semi-annual reports or on Form N-Q. These reports are available, free of charge, on the EDGAR database on the Commission’s website at www.sec.gov.
Each Portfolio generally discloses top ten portfolio holdings on a quarterly basis 45 days after the end of each fiscal quarter on the Fund’s website, www.fbfs.com. In addition, the Money Market Portfolio discloses its holdings within five business days of the end of each month on the Fund’s website, www.fbfs.com.
Non-public Portfolio holdings information may not be provided to any actual or prospective VA contract holder and VLI policy owner, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Portfolios as the Fund does not consider this a legitimate business need. If such persons request Portfolio holdings information, they may only be provided with information that is disclosed in the latest reports on Forms N-CSR and N-Q as filed with the Commission.
Non-public Portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality: the Adviser; custodian; ratings or ranking agencies; companies that provide analytical services to the Fund and the Adviser; pricing services employed by the Fund; proxy voting services employed by the Fund; broker-dealers who provide execution or research services for the Fund (including identifying potential buyers and sellers for securities that are held by the Portfolios); broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and companies that provide other services that are deemed to be beneficial to the Portfolios. Other than in the case of the Adviser or a broker-dealer to whom such information has been disclosed for the purpose of executing trades on behalf of the Portfolios of the Fund, all of the aforementioned persons have a duty not to trade on non-public portfolio holdings information. Disclosure of portfolio holdings information to any of the aforementioned persons must be authorized by the Mutual

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Fund Accounting Director and may be delayed for such period of time as the Mutual Fund Accounting Director deems appropriate in light of the Fund’s policy to protect the confidentiality of such information.
As of the date of this SAI, the Fund has ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency
Institutional Shareholder Services	Portfolio Security Holdings	Daily
Interactive Data	Portfolio Security Holdings	Daily
JPMorgan Chase Bank, N.A	Portfolio Security Holdings	Daily
Standard & Poor’s Securities Evaluations Inc.	Portfolio Security Holdings	Daily
Bloomberg L.P.	Portfolio Security Holdings	Monthly
Morningstar, Inc.	Portfolio Security Holdings	Monthly
Lipper, Inc.	Portfolio Security Holdings	Quarterly
Thomson Financial	Portfolio Holding percentages	Quarterly
The Fund may grant exceptions to permit additional disclosure of Portfolio holdings information at differing times and with differing lag times to certain individuals or entities. In such cases, disclosure of Portfolio holdings information may be made only with prior written approval of the Chief Compliance Officer of the Fund. Such approval may only be given if the disclosure is in the best interest of VA contract holders and VLI policy owners invested in the Portfolios.
Persons who owe a duty of trust or confidence to the Fund may receive non-public Portfolio holdings information on an as-needed basis. Such persons include the Fund’s independent registered public accounting firm, counsel to the Fund and to the independent trustees and members of the Board of Trustees. Such persons have a duty not to trade on non-public Portfolio holdings information.
The Fund’s Chief Compliance Officer monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Fund’s Board of Trustees on a quarterly basis. The Chief Compliance Officer will periodically report to the Board of Trustees on: (a) approvals to disclose Portfolio holdings information, and (b) the effectiveness of the policies and procedures for disclosure of such information. In no event shall the Adviser, its affiliates or employees, the Fund or any Portfolio receive any direct or indirect compensation in connection with the disclosure of information about Portfolio holdings.
Any conflict between the interests of VA contract holders and VLI policy owners invested in the Portfolios and the interests of the Adviser or any of its affiliates will be reported to the Board of Trustees, which will make a determination of whether it is in the best interests of VA contract holders and VLI policy owners to disclose such information.
The Fund may amend its policies and procedures on the disclosure of Portfolio holdings information in the future.
PURCHASES AND REDEMPTIONS
Purchase of Shares
The Fund continuously offers shares of the various Portfolios at the respective NAVs of the Portfolios determined in the manner set forth under “NET ASSET VALUE.” Shares of the Fund may be purchased only by the separate accounts of Participating Insurance Companies, which are investment media for the VA contracts or VLI policies issued by the Participating Insurance Companies. (Please refer to the prospectuses for the VA contracts and the VLI policies for a description of how to purchase a contract or policy.)

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Shares of each Portfolio are sold without a sales charge at the NAV next determined after an order for purchase and payment in proper form are received. Payment for shares is made in federal funds transmitted by wire on the next business day following the order for purchase.
Redemption of Shares
The Fund ordinarily redeems full and fractional shares of a Portfolio for cash at the NAV next determined after a request for redemption is received in proper form. The Fund charges no redemption fee. Except as described below, the Fund is required to pay redemption proceeds within seven days after receipt of a proper notice of redemption; however, the Fund intends to pay redemption proceeds within one business day after receipt of such notice.
The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when (a) trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the Commission or such exchange is closed for trading other than customary weekend and holiday closings; (b) an emergency exists, as determined by the Commission, as a result of which disposal of such Portfolio’s securities, or determination of the NAV of such Portfolio, is not reasonably practicable; or (c) the Commission by order permits such suspension for the protection of Shareholders. In such event, redemption will be effected at the NAV next determined after the suspension has been terminated unless the Shareholder has withdrawn the redemption request in writing and the request has been received prior to the day of such determination of NAV.
NET ASSET VALUE
The NAV per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central time) or the close of regular trading on the NYSE, on each day that (i) the NYSE is open for business, and (ii) an order for purchase or redemption of shares of the Portfolio is received. The NAV per share of each class of each Portfolio is computed by dividing the total value of the Portfolio’s securities and other assets, less liabilities attributable to the class, by the total number of outstanding shares of the class of such Portfolio.
The Fund reserves the right to calculate or estimate the NAV of a Portfolio more frequently than once daily if deemed desirable. If the Fund’s offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for each Portfolio.
The following supplements the discussion in the Prospectus under the heading “OTHER INFORMATION—Net Asset Value.”
Money Market Portfolio
The NAV per share of each class of the Money Market Portfolio is computed by dividing the total value of the Portfolio’s securities and other assets, less liabilities attributable to the class (including dividends payable), by the number of shares of the class outstanding. The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
The purpose of the amortized cost method of valuation is to attempt to maintain a constant NAV per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Trustees, certain

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procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market-based values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value (provided the Board of Trustees has reviewed and approved the method of making such estimates), or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio’s $1.00 per share NAV and the NAV calculated by reference to market based valuations were to occur, or if there were other deviations which the Board of Trustees believed would result in dilution or other unfair results material to Shareholders, the Board of Trustees would consider what action, if any, should be initiated.
The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a fund holding higher yielding securities can be expected to increase; when yields increase, the market value of a fund invested at lower yields can be expected to decline. In addition, if the Money Market Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio’s carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuation into consideration.
Other Portfolios
The NAV per share of each class of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio’s securities and other assets, less liabilities attributable to the class, by the number of shares of the class of such Portfolio then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities other than money market instruments traded in the over-the-counter market are valued at the mean between closing bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation.
The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund’s books of account, and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the net assets of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.
FEDERAL INCOME TAXES
Federal Income Tax Status of the Portfolios
The following discussion of the federal income tax status of the Portfolios is a general and abbreviated summary based on federal income tax laws and regulations in effect on the date of this SAI. Federal income tax law is subject to change by legislative, administrative or judicial action.

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Qualification as Regulated Investment Company
Each Portfolio is treated as a separate taxpayer for federal income tax purposes. Each Portfolio has elected and qualified to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to qualify as a regulated investment company each year. If a Portfolio: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid and including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), then under the provisions of Subchapter M of the Code the Portfolio should have little or no liability for federal income taxes. In particular, a Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).
Each Portfolio generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.
A Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of the Portfolio’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of such issuer, and (b) the Portfolio must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers (other than the securities of other regulated investment companies) that are controlled by the Portfolio and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
Distributions to Avoid Federal Excise Tax
A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or capital gain net income not distributed for prior years ( the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the calendar year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Portfolio. In order to avoid this excise tax, each Portfolio intends to qualify for this exception each year or intends to make sufficient distributions to satisfy the excise tax avoidance requirement.

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Section 817(h) Diversification Requirements
Each Portfolio also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the Investment Company Act as an open-end management investment company (such as the Portfolios) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of Subchapter M and of the Investment Company Act, and may affect the securities in which a Portfolio may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Portfolio may be required, for example, to alter its investment objectives.
The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:
•	no more than 55% of the value of a Portfolio’s total assets may be represented by any one investment

•	no more than 70% by any two investments

•	no more than 80% by any three investments

•	no more than 90% by any four investments
Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. Government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.
Compliance with Applicable Requirements
If for any taxable year a Portfolio fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Portfolio fails to comply with the diversification (or other ) requirements of Section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Adviser and each Portfolio intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the federal income tax requirements described above may result in a lower total return for a Portfolio than would otherwise

29

be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Adviser might otherwise select.
Capital Loss Carryforwards
As of December 31, 2010, the following Portfolios have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Portfolio may carry forward such capital losses to offset realized capital gains in future years.

		Expiration Dates:
Portfolio	Amount	December 31,
Value Growth	$1,128,000	2016
Value Growth	$3,142,000	2017
High Grade Bond	$33,000	2018
Strategic Yield	$571,000	2011
Strategic Yield	$1,000	2016
Strategic Yield	$1,929,000	2017
Managed	$95,000	2016
Managed	$4,592,000	2017
Blue Chip	$1,970,000	2011
Blue Chip	$556,000	2012
Blue Chip	$60,000	2013
Blue Chip	$1,902,000	2016
Blue Chip	$790,000	2017
Investments in Foreign Securities
Investment income received from sources within foreign countries, or capital gains earned by a Portfolio investing in securities of foreign issuers, may be subject to foreign withholding and other taxes. In this regard, withholding and other tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Portfolio to a reduced rate of tax or exemption from tax on such income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Portfolio’s assets to be invested within various countries is not now known. The Fund intends that each Portfolio will operate so as to qualify for applicable treaty-reduced rates of tax.
If a Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or certain capital gain) or hold at least 50% of their total assets in investments producing or held for the production of such passive income (“passive foreign investment companies”), that Portfolio could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any Portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.
Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount and timing of distributions to shareholders. Any such transactions that are not directly related to a Portfolio’s investment in

30

securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Portfolio must derive at least 90% of its annual gross income.
Investments with Original Issue Discount
Each Portfolio that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Portfolio elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Portfolio must meet the 90% distribution requirement and if the federal excise tax applies, the excise tax avoidance requirements to avoid federal income and excise taxes, a Portfolio may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
Options, Futures, and Swaps
A Portfolio’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer losses of the Portfolio. These rules (1) could affect the character, amount and timing of distributions, (2) could require the Portfolio to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and, if the federal excise tax applies, the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Portfolio as a regulated investment company, the Fund seeks to monitor transactions of each Portfolio, seeks to make the appropriate tax elections on behalf of each Portfolio and seeks to make the appropriate entries in each Portfolio’s books and records when the Portfolio acquires any option, futures contract or hedged investment.
The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Portfolio may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.
Investor Taxation
Under current law, owners of VA contracts and VLI policies and qualified pension or retirement plan participants who are indirectly invested in a Portfolio generally are not expected to be subject to federal income tax on Portfolio earnings or distributions or on gains realized upon the sale or redemption of Portfolio shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of VLI contracts and VA contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.
DIVIDENDS AND DISTRIBUTIONS
The following supplements the discussion of dividends and distributions in the Prospectus under the headings “OTHER INFORMATION—Distributions and Taxes—Distributions.”
Money Market Portfolio
The Money Market Portfolio declares dividends of all its daily net investment income on each day the Portfolio’s NAV per share is determined. Dividends are payable monthly and are automatically reinvested and distributed on the last business day of each month.

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The Money Market Portfolio’s net investment income for dividend purposes consists of (i) accrued interest income, plus or minus (ii) amortized purchase discount or premium, plus or minus (iii) all net short-term realized gains or losses on portfolio assets, minus (iv) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.
High Grade Bond and Strategic Yield Portfolios
Each of these Portfolios declares dividends of all its net investment income on each day the Portfolio’s NAV is determined. Dividends are automatically reinvested and distributed on the last business day of each month. Any net short-term and net long-term capital gains will be declared and distributed periodically, but in no event less frequently than annually.
Other Portfolios
It is the policy of each of the Managed, Value Growth and Blue Chip Portfolios to distribute at least annually substantially all its net investment income, if any, and any net short-term and net long-term capital gains.
Both dividend and capital gain distributions will be made in shares of a Portfolio. Distributions of net investment income will differ between each share class of a Portfolio due to the differences in distribution and shareholder services fees charged and average net assets of each class.
ORGANIZATION OF THE FUND
The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 3, 1986.
The Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of the Portfolios and to divide shares of the Portfolios into two or more classes. The Trustees may also divide or combine the shares of any Portfolio or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Portfolio or class. The shares of the Fund are divided into six separate series (i.e., Portfolios), and each Portfolio offers two classes of shares—Initial Class Shares and Service Class Shares—which have different expenses that will affect performance.
The shares of each Portfolio have equal rights and privileges with all other shares of the Portfolio except that the Service Class Shares have separate and exclusive voting rights with respect to the Fund’s Rule 12b-1 Plan, and each share of a Portfolio represents an equal proportionate interest in that Portfolio with all other shares of that Portfolio subject to any preferences (such as resulting from Rule 12b-1 distribution and shareholder services fees with respect to Service Class Shares). Upon liquidation of the Fund or any Portfolio or class thereof, Shareholders of each Portfolio or class are entitled to share pro rata in the net assets of that Portfolio available for distribution to Shareholders. Shares have no preemptive or conversion rights. The right of redemption is described elsewhere herein. Shares of each Portfolio are fully paid and non-assessable by the Fund.
The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof (subject only to the rights of creditors), are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund’s books of account.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Fund. The Amended and Restated Declaration of Trust contains an express disclaimer of Shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Amended and Restated Declaration of Trust also provides for indemnification out of

32

Fund property of any Shareholder held personally liable for the claims and liabilities to which a Shareholder may become subject by reason of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.
SHAREHOLDER VOTING RIGHTS
Shareholders have the right to vote on the election of Trustees and on any and all matters which, by law or the provisions of the Fund’s by-laws, they may be entitled to vote. Shareholders of all Portfolios vote for a single set of Trustees; thereafter, the Trustees will serve for terms of unlimited duration (subject to certain removal procedures by the Trustees or the Shareholders).
All shares of the Fund have equal voting rights (except Service Class Shares have separate and exclusive voting rights with respect to the Fund’s Rule 12b-1 Plan) and may be voted in the election of Trustees and on other matters submitted to the vote of Shareholders. The Board of Trustees has the power to alter the number of Trustees and to appoint successor Trustees, provided that immediately after the appointment of any successor Trustee at least two-thirds of the Trustees have been elected by Shareholders of the Fund. As permitted by Massachusetts law, there normally will be no meetings of Shareholders for the purposes of electing trustees unless and until such time as fewer than a majority of the trustees holding office have been elected by Shareholders. At that time, the Trustees then in office will call a Shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Fund. At such a meeting, a Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares of the Fund have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the Shareholders. The shares do not have cumulative voting rights.
No amendment may be made to the Amended and Restated Declaration of Trust which changes any rights with respect to any shares of the Fund by reducing the amount payable upon liquidation of the Fund, by repealing the limitation on personal liability of any Shareholder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto without the affirmative vote of a majority of the outstanding shares of the Fund, Portfolio or class thereof, as applicable. Otherwise, amendments may be made by the Trustees without the vote or consent of the Shareholders, so long as such amendment is not in contravention with applicable law. If not terminated by the Trustees upon written notice to Shareholders or by vote of a majority of the outstanding shares of each Portfolio, the Fund will continue indefinitely.
In matters which only affect a particular Portfolio or class thereof, the matter shall have been effectively acted upon by a majority vote of that Portfolio or class even though: (i) the matter has not been approved by a majority vote of any other Portfolio or class; or (ii) the matter has not been approved by a majority vote of the Fund.
To the extent required by law, the Participating Insurance Companies will vote Fund shares held in their separate accounts in accordance with instructions received from the VLI policyowners or VA contract holders having voting interests in the separate accounts. In addition, to the extent required by law, Farm Bureau Life Insurance Company will vote Fund shares held in its general account in proportion to voting instructions received from its VA contractholders and its VLI policyholders. Each share will have one vote and fractional shares will be counted. On any matters affecting an individual Portfolio or class thereof, only the Shareholders of that Portfolio or class will be entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate

33

votes by Portfolio will be required. Shares for which no voting instructions are received shall be voted by the Participating Insurance Companies in proportion to the shares for which voting instructions are received. As a result of proportional voting, the votes of a small number of shareholders could determine the outcome of a proposal.
As used in this SAI, the phrase “majority vote” of a Portfolio or class thereof (or of the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio or class thereof (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio or class thereof (Fund).
CONTROL PERSONS
Farm Bureau Life Insurance Company (“Farm Bureau”), an Iowa corporation and subsidiary of FBL Financial Group, Inc., and EquiTrust Life Insurance Company (“EquiTrust Life”), an Iowa corporation and subsidiary of Farm Bureau, through their separate accounts own substantially all of the Fund’s outstanding shares, other than the shares of the Fund purchased for investment by Farm Bureau through its general account to get the Portfolios of the Fund started and any additional shares acquired by Farm Bureau through reinvestment of dividends on those shares. The organizational expenses of the Fund were paid by Farm Bureau.
Because Farm Bureau and EquiTrust Life own the shares of the Fund, the Fund is deemed to be controlled by Farm Bureau and EquiTrust Life by nature of the definitions contained in the Investment Company Act. However, Farm Bureau and EquiTrust Life will generally vote the shares of the Fund held by their separate accounts in accordance with instructions received from their VA contractholders and VLI policyholders. The shares held in the general accounts of both Farm Bureau and EquiTrust Life will generally be voted in proportion to voting instructions received from their respective VA contractholders and VLI policyholders. Under certain circumstances, however, Farm Bureau and EquiTrust Life may disregard voting instructions received from VA contractholders and VLI policyholders.
As of March 31, 2011, Farm Bureau owned approximately 14% of the outstanding voting securities of the Money Market Portfolio—Initial Class Shares through its general account. Such shares were acquired for investment and can only be disposed of by redemption or transfer to an affiliate.
OTHER INFORMATION
Custodian
JP Morgan Chase Bank, N.A., 3 Chase Metrotech Center, Brooklyn, NY 11245, currently serves as custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.
Independent Registered Public Accounting Firm
The Fund’s independent registered public accounting firm for the current fiscal year is Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309. The independent registered public accounting firm audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and performs other professional accounting, auditing and tax services when engaged to do so by the Fund.

34

Accounting Services
The Fund has entered into an accounting services agreement with the Adviser pursuant to which the Adviser performs accounting services for the Fund. In addition, the agreement provides that the Adviser shall calculate the Fund’s NAV in accordance with the Fund’s current Prospectus and prepare for Fund approval and use various tax returns and other reports. For such services, each Portfolio pays EquiTrust an annual fee, payable monthly, of 0.05% of the Portfolio’s average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. For the fiscal years ended December 31, 2010, 2009 and 2008, the aggregate amounts of such fees paid to the Adviser were $139,237, $131,252 and $141,818, respectively.
Dividend Disbursing and Transfer Agent
EquiTrust Investment Management Services, Inc., serves as the Fund’s dividend disbursing and transfer agent.
Code of Ethics
The Fund, Adviser and Distributor have adopted a joint Code of Ethics. Persons (as defined in the Code) are permitted to make personal securities transactions (including transactions in securities that may be purchased or held by the Fund), subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular after review by appropriate personnel.
Legal Matters
The firm of Vedder Price P.C., Chicago, Illinois, is counsel for the Fund and its independent Trustees.
Registration Statement
This SAI and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto which the Fund has filed with the Commission in Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, which reference is hereby made.
FINANCIAL STATEMENTS
The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Variable Insurance Series Fund for the fiscal year ended December 31, 2010 were filed with the Commission on February 23, 2011 and are incorporated by reference. Additional copies of such Annual Report to Shareholders may be obtained without charge by contacting the Fund.

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APPENDIX A—MONEY MARKET INSTRUMENTS
The Money Market Portfolio invests in money market instruments maturing in thirteen months or less from the time of investment, including the instruments described below. In addition, the other Portfolios, subject to their respective investment objectives, may invest in certain money market instruments.
U.S. Government Securities: Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.
U.S. Government Agency or Instrumentality Securities: Debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government, some are supported by the full faith and credit of the U.S. Treasury; others are supported only by the limited right of the issuer to borrow from the U.S. Treasury; and others are supported only by the credit of the instrumentality and not the U.S. Treasury.
Obligations of Banks or Savings Institutions: Certificates of deposit, bankers’ acceptances and other short-term debt obligations of commercial banks or savings and loan associations. None of the Portfolios will invest in any instruments issued by a commercial bank unless it has total assets of at least $100 million and has its deposits insured by the Federal Deposit Insurance Corporation (“FDIC”). Similarly, the Portfolios will not invest in any instrument issued by a savings and loan association unless it has total assets of at least $100 million, has been issued a charter by the Office of Thrift Supervision (“OTS”) or was formerly a member of the Federal Home Loan Bank System and is now subject to regulation by the OTS and is insured by the FDIC. However, the Portfolios may invest in an obligation of a bank or savings and loan association with assets of less than $100 million if the principal amount of such obligation is fully covered by FDIC insurance. The limit of such coverage is currently $100,000.
Commercial Paper: Short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs.
In addition, the Portfolios may invest in commercial paper issued by major corporations in reliance on the so-called “private placement” exemption from registration by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”) subject to the below-noted requirements with respect to ratings. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolios, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, the paper will be treated as illiquid unless, pursuant to procedures approved by the Board of Trustees, a particular investment in Section 4(2) paper is determined to be liquid. The Adviser monitors the liquidity of the Portfolios’ investments in Section 4(2) paper on a continuing basis.
Other Corporate Debt Securities: Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which were not issued as short-term obligations but which have thirteen months or less remaining until maturity.

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Repurchase Agreements: See “INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES—Investment Strategies and Techniques—Repurchase Agreements.”
As to obligations of banks or savings institutions, commercial paper, other corporate debt securities and repurchase agreements, a Portfolio only will invest in U.S. dollar-denominated instruments which the Adviser determines present minimal credit risks and which, at the time of acquisition, generally are either:
1.	rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”); or

2.	rated in one of the two highest rating categories by only one NRSRO if that NRSRO is the only NRSRO that has rated the instrument or issuer;

3.	in the case of an unrated instrument, determined by the Board of Trustees to be of comparable quality to either of the above; or

4.	issued by an issuer that has received a rating of the type described in 1 or 2 above on other securities that are comparable in priority and security to the instrument.
Floating and Variable Rate Securities: The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that float continuously or periodically according to formulas intended to minimize fluctuation in the value of the instruments (“Variable Rate Securities”). The interest rate on a Variable Rate Security ordinarily is determined by reference to, or is a percentage of, a specified market rate such as a bank’s prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities have a demand feature (“Variable Rate Demand Securities”) entitling the purchaser to resell the securities at an amount approximately equal to the principal amount thereof plus accrued interest. As in the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some specified market rate intended to minimize fluctuation in the value of the instruments. Some of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Portfolio determines the maturity of Variable Rate Securities in accordance with Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

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APPENDIX B—QUALITY COMPOSITION OF BOND PORTFOLIOS
The tables below reflect the average composition by quality rating of the investment securities of the High Grade Bond Portfolio and the Strategic Yield Portfolio for the fiscal year ended December 31, 2010. Percentages are weighted averages based upon the portfolio composition at the end of each month during the year. The percentage of total assets represented by bonds rated by Moody’s and S&P is shown. The percentage of total assets represented by unrated bonds is also shown. Although not specifically rated by Moody’s or S&P, U.S. Government securities are reflected as Aaa and AAA (highest quality) for purposes of the tables. The category noted as “Cash and Other Assets” includes all assets other than the rated and unrated bonds reflected in the table including, without limitation, equity securities, preferred stocks, money market instruments, repurchase agreements, options and cash.
The allocations reflected in the tables do not necessarily reflect the view of the Adviser as to the quality of the bonds in the Portfolio on the date shown; and they are not necessarily representative of the composition of the Portfolio at other times. The composition of the Portfolio will change over time.
High Grade Bond Portfolio Composition of Portfolio by Quality

	Percentage		Percentage
	of		of
	Portfolio By		Portfolio By
Moody’s Rating	Moody’s	S&P	S&P
Category	Ratings	Rating Category	Ratings
Aaa	49.43%	AAA	51.32%
Aa	3.49	AA	7.24
A	28.25	A	28.66
Baa	15.09	BBB	12.63
Ba	0.96	BB	0.00
Not rated	1.92	Not rated	0.15
Cash and Other Assets	0.86	Cash and Other Assets	0.00

	100.00%		100.00%

B-1

Strategic Yield Portfolio Composition of Portfolio by Quality

	Percentage		Percentage
	of		of
	Portfolio By		Portfolio By
Moody’s Rating	Moody’s	S&P	S&P
Category	Ratings	Rating Category	Ratings
Aaa	19.47%	AAA	19.47%
A	5.12	A	2.37
Baa	47.94	BBB	56.36
Ba	15.83	BB	9.60
B	6.94	B	8.31
Caa	0.00	CCC	2.36
Ca	2.36	CC	0.00
Not rated	2.17	Not rated	1.53
Cash and Other Assets	0.17	Cash and Other Assets	0.00

	100.00%		100.00%
The description of each bond quality category set forth in the tables is intended to be a general guide and not a definitive statement as to how Moody’s and S&P define such rating category. A more complete description of the rating categories is set forth under “APPENDIX A—DESCRIPTION OF CORPORATE BOND AND COMMERCIAL PAPER RATINGS” in the Prospectus. The ratings of Moody’s and S&P represent their opinions as to the capacity to pay interest and principal of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and do not evaluate market value risk. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced. Neither event would require a Portfolio to eliminate the obligation from its portfolio. An issue may be unrated simply because the issuer chose not to have it rated, and not necessarily because it is of lower quality. Unrated issues may be less marketable.

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APPENDIX C—PROXY VOTING POLICIES AND PROCEDURES
POLICY
EquiTrust Investment Management Services, Inc. (the “Adviser”) acts as discretionary investment adviser to various clients, including EquiTrust Series Fund and EquiTrust Variable Insurance Series Fund (collectively referred to as “EquiTrust Mutual Funds”). The Adviser will exercise voting authority with respect to client securities as part of its investment advisory function, unless a client has retained voting authority pursuant to the client’s advisory contract with the Adviser. The Adviser will exercise voting authority with respect to securities held by EquiTrust Mutual Funds.
The Adviser’s policy is to vote proxies in the best interests of clients. In pursuing this policy, the Adviser votes in a manner that is intended to maximize the value of client assets. The Adviser seeks to align the interests of management of the companies in which it invests with the interests of clients. The Adviser has established procedures and guidelines, described below, that are intended to implement the Adviser’s proxy voting policy.
PROCEDURES
Mr. Douglas G. Higgins, Securities Vice President is responsible for monitoring corporate actions. Mr. Higgins is also responsible for ensuring that all proxies are voted in a timely manner and are voted consistently across client accounts.
Mr. Charles T. Happel, Vice President-Investments, is responsible for monitoring for conflicts of interest between the Adviser (and/or its affiliated persons) and its clients, including EquiTrust Mutual Funds and their respective shareholders/contract owners. Such a conflict may arise when the Adviser has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Mr. Happel with respect to any conflict of interest of which they become aware.
Mr. Higgins will vote all proxies in accordance with the guidelines described below, unless there is a conflict of interest. The following matters will be referred to the Investment Committee for instructions: (1) matters where the application of the guidelines is unclear; (2) matters which are not covered by the guidelines; and (3) matters where the guidelines call for case-by-case review. The Investment Committee will formulate a recommendation on such matters in accordance with the Adviser’s goal to maximize the value of client assets. The Investment Committee will provide voting instructions on such matters to Mr. Higgins who will vote in accordance with those instructions. (The Investment Committee is comprised of directors/officers of the Adviser as identified in its most recent Authorities and Titles Memorandum.)
GUIDELINES
Management Proposals
Absent unusual circumstances, the Adviser will vote for the following management proposals that have been approved and recommended by the company’s board of directors:
•	Ratification of appointment of independent auditors

•	General updating/corrective amendments to charter

C-1

•	Increase in common stock authorization for stock split or stock dividend

•	Stock splits

•	Stock option plans that are incentive-based, not excessive and do not permit re-pricing

•	Uncontested election of directors where a majority of board is independent

•	Elimination of preemptive rights

•	Director’s liability and indemnification proposals that conform with applicable state law

•	Adoption of anti-greenmail provisions

•	Reductions in supermajority voting requirements
Absent special circumstances, the Adviser will vote against the following management proposals:
•	Elimination of cumulative voting

•	Classified board of directors

•	Imposition of supermajority voting requirements

•	Capitalization changes which add “blank check” stock or dictate the voting interests of existing shareholders
Mergers, acquisitions and other corporate transactions, anti-takeover provisions, executive compensation and all other management proposals not described above will be voted on a case-by-case basis at the discretion of the portfolio manager.
Shareholder Proposals
The Adviser will vote for a shareholder proposal if it is a proposal included in the list of proposals the Adviser would vote for if management proposed it. Otherwise, the Adviser will vote on a case-by-case basis at the discretion of the portfolio manager.
Foreign Issuers
The Adviser will vote proxies with respect to foreign issuers in accordance with the above guidelines, unless the issuer is in a country where “share blocking” is practiced. If “share blocking” is practiced, the shares may not be voted unless the appropriate portfolio manager consents. If the portfolio manager does not consent, the shares will not be voted.
CONFLICTS OF INTEREST
The Adviser operates separately from other companies affiliated with FBL Financial Group. As a result, there may be actual or potential conflicts of interest involving an affiliated company or companies of which the Adviser is unaware. Such conflicts will not be considered conflicts of interest covered by these Policies and Procedures. Accordingly, the Adviser will address actual or potential conflicts of interest of which it is aware in one of the following manners:
•	obtain the consent of the client or the Board of EquiTrust Mutual Funds, as applicable, before voting in accordance with the guidelines described above or the recommendation of the Investment Committee;

•	refer the matter to a third party proxy voting service; or

•	the Investment Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; (3) discloses any contacts from outside parties (other than routine communications from proxy solicitors)

C-2

regarding the proposal; and (4) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. The Investment Committee will forward such report to Mr. Higgins so that the affected proxies may be voted in accordance with such report.
In any event, the Adviser will report to the Board of EquiTrust Mutual Funds regarding any conflicts of interest with respect to EquiTrust Mutual Funds, including how the conflict was resolved, at the next regularly scheduled Board meeting.
RECORDKEEPING
General
The Adviser will maintain the following records:
•	these Policies and Procedures, including any amendments;

•	proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of each vote cast on behalf of a client (provided, however, that the Adviser may rely on a third party subject to the undertaking requirement);

•	documents prepared by the Adviser that were material to making a voting decision or that memorialized the basis for the decision; and

•	records of written client requests for proxy voting information and the Adviser’s written response to written and oral client requests.
The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.
Mutual Funds
With respect to proxies voted on behalf of EquiTrust Mutual Funds, the Adviser will compile (or will coordinate with a third party to compile) for each portfolio of EquiTrust Mutual Funds, as applicable, for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist EquiTrust Mutual Funds in filing Form N-PX with the SEC by August 31 of each year.
DISCLOSURE
The Adviser will describe in its brochure these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in its brochure how they may obtain information on how their securities were voted.
AMENDMENTS
These Policies and Procedures may be amended by the Adviser from time to time. However, such amendments must be reported to the Board of EquiTrust Mutual Funds at the next regularly scheduled Board meeting.
Dated July 28, 2003, as amended February 12, 2009

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PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)	Exhibits

a.	(i) Declaration of Trust.(1)
(ii)	Amendment to Declaration of Trust.(1)

(iii)	Amendment to Declaration of Trust.(1)

(iv)	Amendments to Declaration of Trust.(1)

(v)	Amendment to Declaration of Trust.(1)

(vi)	Amendment to Declaration of Trust.(1)

(vii)	Amendment to Declaration of Trust.(2)

(viii)	Amended and Restated Declaration of Trust.(6)

b.	By-Laws of Registrant.(1)

c.	None.

d.	(i) Investment Advisory and Management Services Agreement.(1)
(ii)	Amendment to Investment Advisory and Management Services Agreement.(1)

(iii)	Amendment to Investment Advisory and Management Services Agreement.(1)

(iv)	Amendment to Investment Advisory and Management Services Agreement.(4)
e.	(i) Underwriting Agreement between Registrant and EquiTrust Investment Management Services, Inc.(1)
(a)	Amendment to Underwriting Agreement between Registrant and EquiTrust Investment Management Services, Inc.(3)
(ii)	Underwriting Agreement between Registrant and EquiTrust Marketing Services, LLC.(4)

(b)	Amended and Restated Underwriting Agreement between Registrant and EquiTrust Marketing Services, LLC.(6)

f.	None.

g.	Custodian Agreement between Registrant and JP Morgan Chase Bank, N.A.(5)

h.	(i) Dividend Disbursing and Transfer Agent Agreement between Registrant and EquiTrust Investment Management Services, Inc.(1)
(a)	Amendment to the Dividend Disbursing and Transfer Agent Agreement between Registrant and EquiTrust Investment Management Services, Inc.(3)

(ii)	Fidelity Bond Joint Insureds Agreement.(8)

(iii)	Joint Insureds DO & EO Agreement.(8)

(iv)	(a) Subscription Agreement.(1)

(b) Additional Subscription Agreement.(1)

(c)	Subscription Agreement for the Money Market Portfolio.(1)

(d)	Subscription Agreement for the Blue Chip Portfolio.(1)

(e)	Subscription Agreement for Service Class Shares.(7)

(v)	Participation Agreement.(1)

(vi)	Accounting Services Agreement.(1)
(a)	Amendment to the Accounting Services Agreement(3)

i.	Opinion of Vedder Price P.C.(9)

j.	Consent of Ernst & Young LLP.(9)

k.	None.

l.	See Exhibits h(iv)(a) through h(iv)(e).

m.	Distribution and Shareholder Services Plan and Agreement.(6).

n.	Multiple Class Plan adopted pursuant to Rule 18f-3.(6).

o.	None.

p.	Code of Ethics.(8)

q.	Power of Attorney.(8)

(1)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed with the Commission on May 1, 1998.

(2)	Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed with the Commission on April 30, 2002.

(3)	Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed with the Commission on April 29, 2003.

(4)	Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed with the Commission on April 28, 2004.

(5)	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed with the Commission on May 1, 2006.

(6)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed with the Commission on February 29, 2008.

(7)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed with the Commission on April 29, 2008.

(8)	Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed with the Commission on April 29, 2010.

(9)	Filed herein.

Item 29. Persons Controlled by or under Common Control with Registrant.
No person is controlled by the Registrant. Substantially all of the outstanding common stock of the Registrant is owned by Farm Bureau Life Insurance Company (“Farm Bureau”) and EquiTrust Life Insurance Company (“EquiTrust Life”), Iowa life insurance corporations, through their separate accounts. EquiTrust Life is a subsidiary of Farm Bureau and Farm Bureau is owned by FBL Financial Group, Inc., an Iowa corporation. 64.60% of the outstanding voting power of FBL Financial Group, Inc. is owned in shares of various classes by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation, the members of which are county farm bureau organizations and their individual members. Various companies and other entities controlled by FBL Financial Group, Inc. may be deemed to be under common control with the Registrant. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.
FBL FINANCIAL GROUP, INC.
Ownership Chart
05/01/11

Item 30. Indemnification.
See Article XI, Section 2 of the Registrant’s Amended and Restated Declaration of Trust, filed as Exhibit (a)(viii) to this Registration Statement.
The Investment Advisory and Management Services Agreement between the Registrant and the EquiTrust Investment Management Services, Inc. (“Adviser”) provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.
In addition, the Registrant maintains a directors and officers “errors and omissions” liability insurance policy under which the Registrant and its trustees and officers are named insureds.
Item 31. Business and Other Connections of Investment Adviser.
Registrant’s investment adviser is EquiTrust Investment Management Services, Inc. In addition to its services to Registrant as investment adviser, and shareholder service, transfer and dividend disbursing agent, all as set forth in parts A and B of this Registration Statement, the Adviser acts as adviser, and shareholder service, transfer and dividend disbursing agent for EquiTrust Money Market Fund, Inc., a diversified open-end management investment company, and EquiTrust Series Fund, Inc., a diversified open-end series management investment company.
The principal occupations of the principal executive officers and directors of the Adviser and their services as officers, directors and/or employees of FBL Financial Group, Inc. and the Iowa Farm Bureau Federation and/or its affiliates as disclosed below. The address of FBL Financial Group, Inc. and the Federation and its affiliates is 5400 University Avenue, West Des Moines, Iowa 50266.

Name and Position(s)
with Adviser	Principal Occupations

Charles T. Happel President	Incorporated herein by reference to the Statement of Additional Information (Part B) of this Registration Statement.

James E. Hohmann Chief Executive Officer	Incorporated herein by reference to the Statement of Additional Information (Part B) of this Registration Statement.

James P. Brannen Chief Financial Officer and Treasurer	Incorporated herein by reference to the Statement of Additional Information (Part B) of this Registration Statement.

Russell J. Wiltgen Chief Actuary	Chief Actuary, FBL Financial Group, Inc.

Kevin Slawin Executive Vice President Marketing and Distribution	Executive Vice President Marketing and Distribution, FBL Financial Group, Inc.

Richard J. Kypta Executive Vice President	Incorporated herein by reference to the Statement of Additional Information (Part B) of this Registration Statement.

David A. McNeill General Counsel	Vice President—General Counsel, FBL Financial Group, Inc.

Jennifer Morgan Chief Compliance Officer and Assistant Secretary	Incorporated herein by reference to the Statement of Additional Information (Part B) of this Registration Statement.

Item 32. Principal Underwriters.
(a) EquiTrust Marketing Services, LLC, the principal underwriter for Registrant, also acts as principal underwriter for EquiTrust Series Fund, Inc., a diversified open-end management investment company.
(b) The principal business address of each director and officer of the principal underwriter is 5400 University Avenue, West Des Moines, Iowa 50266.

Positions and Offices with the
Name	Underwriter	Positions and Offices with the Fund
Chris Shryack	President	None

James E. Hohmann	Chief Executive Officer	Vice President

James P. Brannen	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer

Russell J. Wiltjen	Chief Actuary	None

Charles T. Happel	Executive Vice President, Chief Investment Officer	Executive Vice President, Chief Investment Officer

Kevin Slawin	Executive Vice President, Marketing and Distribution	None

Richard J. Kypta	Executive Vice President	Executive Vice President

David A. McNeill	General Counsel	General Counsel

Lori K. Geadelmann	Corporate Compliance Officer, Vice President-Assistant General Counsel	None

Kristi Rojohn	Compliance Vice President and Secretary	Chief Executive Officer and Secretary

Deborah K. Peters	Chief Compliance Officer, Broker/Dealer Compliance Vice President	None

Jennifer Morgan	Assistant Secretary	Chief Compliance Officer and Assistant Secretary

Erika Horstmann	Assistant Secretary	Assistant Secretary

Sara Tamisiea	Assistant Secretary	Assistant Secretary

Jodi Winslow	Assistant Secretary	Assistant Secretary
(c) Inapplicable.
Item 28. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant, the offices of the Adviser, EquiTrust Investment Management Services, Inc., and the offices of the principal underwriter, EquiTrust Marketing Services, LLC, 5400 University Avenue, West Des Moines, Iowa 50266.
Item 29. Management Services.
Inapplicable.
Item 30. Undertakings.
Inapplicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Des Moines and State of Iowa, on the 29th day of April, 2011.

Equitrust Variable Insurance Series Fund

By:	/s/ Craig A. Lang Craig A. Lang President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Craig A. Lang	President and Trustee	April 29, 2011
Craig A. Lang	(Principal Executive Officer)

/s/ Kristi Rojohn Kristi Rojohn	Chief Executive Officer	April 29, 2011

/s/ James P. Brannen	Chief Financial Officer and Treasurer	April 29, 2011
James P. Brannen	(Principal Financial and
Accounting Officer)

* Erwin H. Johnson	Trustee	April 29, 2011

* Kenneth Kay	Trustee	April 29, 2011

* Steven W. Plate	Trustee	April 29, 2011

* James D. Wallace	Trustee	April 29, 2011

* Erlin J. Weness	Trustee	April 29, 2011

*By:	/s/ Kristi Rojohn Kristi Rojohn
Attorney-In-Fact
Pursuant to Power of Attorney